                                                                    3.75% SERIES

                       LETTER OF TRANSMITTAL AND CONSENT
                             TO ACCOMPANY SHARES OF
                       3.75% CUMULATIVE PREFERRED STOCK,
                    PAR VALUE $100 PER SHARE (THE "SHARES")
                            CUSIP NUMBER 649840-20-4
                                       OF
                   NEW YORK STATE ELECTRIC & GAS CORPORATION
              TENDERED PURSUANT TO ITS OFFER TO PURCHASE FOR CASH
                    AT A PURCHASE PRICE OF $72.00 PER SHARE
                                     AND/OR
                 TO GRANT CONSENTS WITH RESPECT TO SUCH SHARES
                       PURSUANT TO ITS CONSENT STATEMENT

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
      NEW YORK CITY TIME, ON MARCH 26, 1999, UNLESS THE OFFER IS EXTENDED
                            (THE "EXPIRATION DATE").

           TO:  CHASEMELLON SHAREHOLDER SERVICES, L.L.C., DEPOSITARY

           BY MAIL:                        BY HAND:                      BY OVERNIGHT COURIER:

     Post Office Box 3301          120 Broadway, 13th Floor       85 Challenger Road--Mail Drop-Reorg
  South Hackensack, NJ 07606          New York, NY 10271               Ridgefield Park, NJ 07660
    Attn:  Reorganization           Attn:  Reorganization           Attn:  Reorganization Department
          Department                      Department

--------------------------------------------------------------------------------

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. TO VALIDLY TENDER AND/OR CONSENT, YOU MUST COMPLETE AND SIGN THIS LETTER OF TRANSMITTAL AND CONSENT IN ALL THE APPROPRIATE SPACES PROVIDED HEREIN.

YOU MUST CHECK ONE BOX:  / / I AM TENDERING AND CONSENTING

                         / / I AM CONSENTING ONLY

                         / / I AM TENDERING ONLY

    If you are tendering some Shares you hold and only consenting with respect to other Shares you hold, you must submit two separate Letters of Transmittal and Consent, one with respect to the tendered Shares and one with respect to the Shares for which you are only consenting.

    Do not send any certificates or documents to Salomon Smith Barney, Georgeson & Company, Inc., New York State Electric & Gas Corporation (the "Company") or the Book-Entry Transfer Facility.

    THIS LETTER OF TRANSMITTAL AND CONSENT IS ONLY FOR THE 3.75% SERIES. BE SURE THAT THIS IS THE SERIES OF PREFERRED YOU ARE TENDERING HEREWITH OR WITH RESPECT TO WHICH YOU ARE GRANTING A CONSENT HEREBY.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

    The instructions accompanying this Letter of Transmittal and Consent should be read carefully before this Letter of Transmittal and Consent is completed. If you have any questions, have not received the Offer to Purchase and Consent Statement, dated March 1, 1999 (which together with this Letter of Transmittal and Consent constitute the "Offer") or other documents pertaining to the Offer or need assistance in completing this Letter of Transmittal and Consent, please contact Georgeson & Company, Inc., the Information Agent, at (800) 223-2064. Banks and brokers call collect (212) 440-9800. Capitalized terms used but not defined herein have the meaning assigned to such terms in the Offer to Purchase and Consent Statement.

    WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT GRANT THEIR CONSENT TO THE PROPOSAL, THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, THE PROPOSAL BEING APPROVED BY THE REQUISITE VOTES OF THE OUTSTANDING SERIAL PREFERRED STOCK. IT IS NOT NECESSARY TO TENDER SHARES IN ORDER TO CONSENT TO THE PROPOSAL. INCLUDED IN THIS LETTER OF TRANSMITTAL AND CONSENT IS A FORM FOR GRANTING SUCH CONSENT.

    If, but only if, a Preferred Shareholder consents to the Proposal with respect to Shares but such Shares are not tendered pursuant to the Offer and the Proposal is approved, the Company will make a special cash payment to such Preferred Shareholder in an amount equal to $1.00 for each such Share (the "Special Cash Payment"). Consents MUST be returned by the Expiration Date. Those Preferred Shareholders who validly tender their Shares will be entitled only to the purchase price per Share listed on the first page hereof and will not be entitled to the Special Cash Payment.

    Preferred Shareholders who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement. See Instruction 2.

    Note: Signatures must be provided herein. Please read the accompanying instructions carefully.

    Note: If you are voting on the Proposal but not tendering Shares, do not send any share certificates with this Letter of Transmittal and Consent. This Letter of Transmittal and Consent must be used to grant consent to the Proposal even if no Shares are being tendered.

    Note: The following actions will have the same effect as withholding consent to the Proposal: (a) failing to execute, date and return a Letter of Transmittal and Consent or (b) executing, dating and returning a Letter of Transmittal and Consent marked "WITHHOLD CONSENT" or "ABSTAIN" as to the Proposal. If a returned Letter of Transmittal and Consent is executed and dated but not marked with respect to the Proposal, the undersigned will be deemed to have consented to the Proposal.

ATTENTION DEPOSITORY TRUST COMPANY ("DTC") PARTICIPANTS:

    This Letter of Transmittal and Consent may relate to only one delivery by book-entry transfer and thus only one VOI Number may be supplied in the space provided. Separate Letters of Transmittal and Consent must be used for each delivery by book-entry transfer.

    This Letter of Transmittal and Consent must be completed even if delivery of tendered Shares is to be made by book-entry transfer to the Depositary's account at DTC (the "Book-Entry Transfer Facility").

PLEASE COMPLETE:

             DESCRIPTION OF SHARES TENDERED AND/OR WITH RESPECT TO
                           WHICH CONSENTS ARE GRANTED
                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

                                                                                      NUMBER OF SHARES
                                                TOTAL NUMBER OF                     TENDERED AND/OR WITH
            CERTIFICATE                      SHARES REPRESENTED BY                    RESPECT TO WHICH
             NUMBER(S)*                         CERTIFICATE(S)*                    CONSENTS ARE GRANTED**
------------------------------------  ------------------------------------  ------------------------------------

                                                                                           TOTAL:

*   Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that (i) all Shares represented by any certificate delivered to the Depositary are being tendered and (ii) consents are being granted with respect to all Shares represented by any certificate specified above. See Instruction 4.

    If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at (800) 777-3674. You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and payment of an indemnity bond premium fee may be required.

/ /  CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

IF YOU ARE NOT TENDERING, DO NOT SEND CERTIFICATES OR EFFECT A BOOK-ENTRY TRANSFER.

ELIGIBLE INSTITUTIONS OR BROKERS MUST CHECK ONE BOX AND COMPLETE THE FOLLOWING, IF APPLICABLE:

NOTE: THIS LETTER OF TRANSMITTAL AND CONSENT MAY RELATE TO ONLY ONE DELIVERY BY BOOK ENTRY
TRANSFER, AND THUS ONLY ONE VOI NUMBER MAY BE SUPPLIED BELOW. SEPARATE LETTERS OF TRANSMITTAL AND
CONSENT MUST BE USED FOR EACH DELIVERY BY BOOK ENTRY TRANSFER.

/ /        TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER.

             Name of tendering institution
             Account No. at DTC
             VOI No. (only one)
/ /        TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND
             CONSENT PREVIOUSLY SENT TO THE DEPOSITARY.

             Name(s) of tendering shareholder(s)
             Date of execution of Notice of Guaranteed Delivery and Consent
             Name of institution that guaranteed delivery

             IF DELIVERY IS BY BOOK-ENTRY TRANSFER:

             Name of tendering institution
             Account No. at DTC
            VOI No. (only one)

                                  CONSENT FORM

    The undersigned, the holder of record as of March 5, 1999 (the "Record Date") of the Shares listed above in the box designated "Description of Shares tendered and/or with respect to which consents are granted" hereby acknowledges receipt of the Offer to Purchase and Consent Statement, dated March 1, 1999, and consents without a meeting, pursuant to the Company's Restated Certificate of Incorporation, as amended, with respect to all of such Shares, to the adoption of the following Proposal.

    THE BOARD OF DIRECTORS URGES YOU TO CONSENT TO THE PROPOSAL.

    THE PROPOSAL: Consent to the issuance by the Company of up to $1.2 billion of unsecured indebtedness in excess of the Present Limitation as set forth in the Offer to Purchase and Consent Statement, dated March 1, 1999.

/ /  CONSENT                  / /  WITHHOLD CONSENT                 / /  ABSTAIN

INDICATE YOUR VOTE BY AN (X).

    IF YOU EXECUTE AND DATE BUT DO NOT MARK THIS LETTER OF TRANSMITTAL AND CONSENT WITH RESPECT TO THE PROPOSAL, YOU WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Company, and/or consents with respect to, the Shares in the amount set forth in the box above designated "Description of Shares tendered and/or with respect to which consents are granted" pursuant to the Company's offer to purchase any and all of the outstanding Shares of the series of serial preferred stock of the Company and/or the related consent solicitation, as applicable, as to which this Letter of Transmittal and Consent relates, upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Statement, dated March 1, 1999, receipt of which is hereby acknowledged, and in this Letter of Transmittal and Consent.

    If tendering Shares herewith, subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered herewith and hereby constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from the Company and transmitting payment to tendering shareholders. The Depositary also will act as agent for shareholders who do not tender Shares but consent to the Proposal for the purpose of receiving Special Cash Payments from the Company and transmitting such payments to such shareholders.

    If tendering Shares herewith, the undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herewith and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered herewith and/or to grant the consent given hereby.

    If granting consents hereby, the undersigned hereby represents and warrants that the undersigned has full power and authority to consent to the Proposal with respect to all Shares referred to above in the box designated "Description of Shares tendered and/or with respect to which consents are granted."

    All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the

Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Consent Statement, the Company may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby, if any. In any such event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.

    Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased or the Special Cash Payment, as applicable, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account of the undersigned at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased or the Special Cash Payment, as applicable, and/or any certificate for Shares not tendered or not purchased (and accompanying documents, as appropriate), to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased or the Special Cash Payment, as applicable, and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for purchase any of the Shares so tendered.

COMPLETE THE FOLLOWING TWO BOXES ONLY IF APPLICABLE:

-------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be issued in the name of someone other than the undersigned.

  Issue / / Check and/or

        / / Certificate(s) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)
  ____________________________________________________________________________
                              (SOCIAL SECURITY OR
                        EMPLOYER IDENTIFICATION NUMBER)

-------------------------------------------
-------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be mailed to someone other than the undersigned at an address other than that shown below the undersigned's signature(s).

  Mail / / Check and/or
       / / Certificate(s) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

   ___________________________________________________________________________
                               (INCLUDE ZIP CODE)
-----------------------------------------------------

                                  SIGNATURE(S)

X ______________________________________________________________________________

X ______________________________________________________________________________

Dated: __________________________________________________________________, 1999.

Name(s): _______________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Must be signed by holder(s) exactly as name(s) appear(s) (as of the Record Date, if consenting) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.: ___________________________________________

PLEASE COMPLETE IF APPLICABLE:

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

Name of Firm: __________________________________________________________________

Address of Firm: _______________________________________________________________

Area Code and Telephone No.: ___________________________________________________

Dated: ___________________________________________________________________, 1999

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW
                          OR A FORM W-8, AS APPLICABLE

                             LOST CERTIFICATES BOX

    / /  CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN
       AND WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN. (SEE INSTRUCTION
       11).

Number of Shares represented by lost, destroyed or stolen certificates: ________

COMPLETE ONLY IF APPLICABLE:

                       SOLICITED TENDERS AND/OR CONSENTS

    As described in the Offer to Purchase and Consent Statement, dated March 1, 1999, the Company will pay, in the amounts and on the terms and conditions set forth in the Offer to Purchase and Consent Statement, solicitation fees to designated Soliciting Dealers (as defined in the Offer to Purchase and Consent Statement).

    The abovesigned represents that the Soliciting Dealer which solicited and obtained this tender and/or consent is:

Name of Firm: __________________________________________________________________
                                 (PLEASE PRINT)

Name of Individual Broker: _____________________________________________________

Telephone Number of Broker: ____________________________________________________

Address: _______________________________________________________________________

                                        ________________________________________
                               (INCLUDE ZIP CODE)

    If Shares specified in this Letter of Transmittal and Consent are held by the abovesigned as custodian, specify below each beneficial owner of such Shares whose tender and/or consent you have solicited. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, attach a separate signed schedule using the same format.

           Name of                  Number of Shares if            Number of Shares if
      Beneficial Owner                Less Than 2,500                 2,500 or More
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------

    THE ACCEPTANCE OF COMPENSATION BY SUCH SOLICITING DEALER WILL CONSTITUTE A REPRESENTATION BY IT THAT (A) IT HAS COMPLIED WITH THE APPLICABLE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER, IN CONNECTION WITH SUCH SOLICITATION; (B) IT IS ENTITLED TO SUCH COMPENSATION FOR SUCH SOLICITATION UNDER THE TERMS AND CONDITIONS OF THE OFFER TO PURCHASE AND CONSENT STATEMENT; (C) IN SOLICITING A TENDER AND/OR CONSENT, IT HAS USED NO SOLICITATION MATERIALS OTHER THAN THOSE FURNISHED BY THE COMPANY; AND (D) IF IT IS A FOREIGN BROKER OR DEALER NOT ELIGIBLE FOR MEMBERSHIP IN THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (THE "NASD"), IT HAS AGREED TO CONFORM TO THE NASD'S RULES OF FAIR PRACTICE IN MAKING SOLICITATIONS.

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm:___________________________________________________________________________
                                 (Please Print)
Attention:______________________________________________________________________
Address:________________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)
Phone Number:___________________________________________________________________
Taxpayer Identification or Social Security No. _________________________________

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. In general, all signatures on this Letter of Transmittal and Consent must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). However, signatures on this Letter of Transmittal and Consent need not be guaranteed if (a) this Letter of Transmittal and Consent is signed by the registered owner of the Shares tendered herewith and such owner has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal and Consent, (b) such Shares are tendered for the account of an Eligible Institution, or (c) this Letter of Transmittal and Consent is being used solely for the purpose of granting a consent with respect to Shares which are not being tendered pursuant to the Offer. See Instruction 5.

    2.  DELIVERY OF LETTER OF TRANSMITTAL AND CONSENT AND DELIVERY OF
SHARES. This Letter of Transmittal and Consent is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement and/or (c) consents are being granted hereby with respect to the Proposal. To validly tender, certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Consent, and any other documents required by this Letter of Transmittal and Consent, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Consent on or prior to the Expiration Date; provided, however, that Preferred Shareholders who wish to tender their Shares but who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement. A separate Notice of Guaranteed Delivery and Consent form has been provided in order to comply with the guaranteed delivery procedure. A Preferred Shareholder whose Shares are held by a broker, dealer, commercial bank, trust company or nominee must contact such broker, dealer, commercial bank, trust company or nominee if he or she desires to tender, or to consent to the Proposal without tendering, Shares.

    THE METHOD OF DELIVERY OF SHARES (IF TENDERING), OF THIS LETTER OF TRANSMITTAL AND CONSENT AND OF ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE PREFERRED SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. BECAUSE IT IS THE TIME OF RECEIPT, NOT THE TIME OF MAILING, WHICH DETERMINES WHETHER A TENDER HAS BEEN MADE PRIOR TO THE EXPIRATION DATE, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Prices" in the Offer to Purchase and Consent Statement. By executing this Letter of Transmittal and Consent, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. CONSENTING. WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT GRANT THEIR CONSENT TO THE PROPOSAL, THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, THE APPROVAL OF THE PROPOSAL. IT IS NOT NECESSARY TO TENDER SHARES IN ORDER TO CONSENT TO THE PROPOSAL. By executing a Notice of Guaranteed Delivery and Consent, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Consent and to have granted consent to the Proposal in accordance with the consent contained therein. IF THIS LETTER OF TRANSMITTAL AND CONSENT (OR A NOTICE OF GUARANTEED DELIVERY AND CONSENT) IS EXECUTED AND DATED BUT NOT MARKED WITH RESPECT TO THE PROPOSAL, THE SHAREHOLDER WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL. The Offer is being sent to all persons in whose names Shares are registered on the books of the Company as of the close of business on February 19, 1999, as well as to all persons in whose name Shares are registered on the books of the Company as of the Record Date.

    4. PARTIAL TENDER AND/OR CONSENT (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered or consents are being granted with respect to fewer than all the Shares represented by any certificate specified herein, fill in the number of Shares that are to be tendered and/or with respect to which consents are being granted in the box above under the heading "Description of Shares tendered and/or with respect to which consents are granted." In the case of Shares tendered, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Consent, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered and consents will be deemed to have been granted in respect of such Shares, unless otherwise indicated.

    5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND CONSENT AND/OR NOTICE OF GUARANTEED DELIVERY AND CONSENT; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Consent or the Notice of Guaranteed Delivery and Consent (together, the "Tender and Consent Documents") is signed by the registered holder(s) of the Shares referred to herein, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered or with respect to which consents are granted under either Tender and Consent Document are held of record by two or more persons, all such persons must sign such Tender and Consent Document.

    If any of the Shares tendered or with respect to which consents are granted under either Tender and Consent Document are registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Consent Documents as there are different registrations or certificates.

    If either Tender and Consent Document is signed by the registered holder(s) of the Shares referred to herein, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If Shares are tendered herewith and this Letter of Transmittal and Consent is signed by a person other than the registered holder(s) of the Shares tendered herewith, such Shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates or position listing for such Shares. Signature(s) on any such certificate or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If either Tender and Consent Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such persons to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Company will pay all stock transfer taxes, if any, payable on account of the acquisition of Shares by the Company pursuant to the

Offer. If, however, payment of the purchase price or the Special Cash Payment, as applicable, is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered owner, or if tendered Shares are registered in the name of any person other than the person signing this Letter of Transmittal and Consent, the amount of any stock transfer or other taxes (whether imposed on the registered owner, such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer--Acceptance of Shares for Payment and Payment of Purchase Price" in the Offer to Purchase and Consent Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to, or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Consent or if such check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Consent or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Consent must be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholders at the Book-Entry Transfer Facility.

    8. SUBSTITUTE FORM W-9 AND FORM W-8. A tendering Preferred Shareholder and a Preferred Shareholder granting consent to the Proposal (but not tendering) are required to provide the Depositary with (i) in the case of a United States Preferred Shareholder, a correct Taxpayer Identification Number ("Taxpayer Identification Number" or "TIN") and a certification that the Internal Revenue Service has not notified such shareholder that he or she is subject to backup withholding on the Substitute Form W-9 contained herein, or (ii) in the case of a foreign Preferred Shareholder, a properly completed Form W-8, as hereinafter discussed under "Important Tax Information." Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the holder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on the gross amount payable. The box in Part 2 of Substitute Form W-9 may be checked if the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in
Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of the gross amount otherwise payable thereafter until a TIN is provided to the Depositary.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or additional copies of the Offer and consent materials should be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed on the back cover of the Offer to Purchase and Consent Statement. Preferred Shareholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

    10. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including the time of receipt) and acceptance for payment of any tender of Shares and the form and validity (including time of receipt) of consents and the eligibility for the Special Cash Payment will be determined by the Company in its sole discretion, and its determination will be final and binding. The Company reserves the absolute right to reject any and all tenders and/or consents that it determines are not in proper form or the acceptance of or payment for which may, in the opinion of the Company, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in any tender of Shares or consent. None of the Company, the Dealer Manager, the Depositary, the Information Agent nor any other person will be under any duty to give notice of any defect or irregularity in tenders or consents, nor shall any of them incur any liability for failure to give any such notice.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at
(800) 777-3674. You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and payment of an indemnity bond premium fee may be required. The tender of Shares pursuant to this Letter of Transmittal and Consent will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Consent has been delivered to the Depositary. See Instruction 2.

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Special Cash Payment as a result of granting consent to the Proposal is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Internal Revenue Service Form W-8 (a "Form W-8"). If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

    Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Form W-8, signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

    To avoid backup withholding on a Special Cash Payment(s) or payments made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code or the Special Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

-----------------------------------------------------------------------------------------
SUBSTITUTE                     Part 1--PLEASE PROVIDE YOUR TIN IN      Social Security
FORM W-9                       THE BOX AT RIGHT AND CERTIFY BY        Number OR Employer
DEPARTMENT OF THE TREASURY     SIGNING AND DATING BELOW.                Identification
INTERNAL REVENUE SERVICE                                                    Number

                               ----------------------------------------------------------
                               Name (Please Print)
                                                                           Part 2--
                               Address                                 Awaiting TIN / /
                               City  State
                               Zip Code
                               ----------------------------------------------------------
                               Part 3--CERTIFICATION--UNDER PENALTIES OF PERJURY, I
                               CERTIFY THAT: (1) the number shown on this form is my
                               correct taxpayer identification number (or a TIN has not
                               been issued to me but I have mailed or delivered an
                               application to receive a TIN or intend to do so in the
                               near future), (2) I am not subject to backup withholding
PAYER'S REQUEST FOR            either because I have not been notified by the Internal
TAXPAYER IDENTIFICATION
NUMBER AND                     Revenue Service that I am subject to backup withholding as
CERTIFICATION                  a result of a failure to report all interest or dividends
                               or the Internal Revenue Service has notified me that I am
                               no longer subject to backup withholding and (3) all other
                               information provided on this form is true, correct and
                               complete.
                               SIGNATURE  DATE , 1999
                               You must cross out item (2) above if you have been
                               notified by the Internal Revenue Service that you are
                               currently subject to backup withholding because of
                               underreporting interest or dividends on your tax return.

                               ----------------------------------------------------------
                               NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT
                               IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU
                               PURSUANT TO THE OFFER OR CONSENT SOLICITATION. PLEASE
                               REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAX-
                               PAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
                               ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CER-
                               TIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE
                               FORM W-9.

-----------------------------------------------------------------------------------------

                        CERTIFICATE OF AWAITING TAXPAYER
                             IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me will be withheld until I provide a number.
SIGNATURE __________________________________________    DATE ____________ , 1999

                                                                   4 1/2% SERIES

                       LETTER OF TRANSMITTAL AND CONSENT
                             TO ACCOMPANY SHARES OF
                4 1/2% CUMULATIVE PREFERRED STOCK (SERIES 1949),
                    PAR VALUE $100 PER SHARE (THE "SHARES")
                            CUSIP NUMBER 649840-70-9
                                       OF
                   NEW YORK STATE ELECTRIC & GAS CORPORATION
              TENDERED PURSUANT TO ITS OFFER TO PURCHASE FOR CASH
                    AT A PURCHASE PRICE OF $89.50 PER SHARE
                                     AND/OR
                 TO GRANT CONSENTS WITH RESPECT TO SUCH SHARES
                       PURSUANT TO ITS CONSENT STATEMENT

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
      NEW YORK CITY TIME, ON MARCH 26, 1999, UNLESS THE OFFER IS EXTENDED
                            (THE "EXPIRATION DATE").

           TO:  CHASEMELLON SHAREHOLDER SERVICES, L.L.C., DEPOSITARY

           BY MAIL:                        BY HAND:                      BY OVERNIGHT COURIER:

     Post Office Box 3301          120 Broadway, 13th Floor       85 Challenger Road--Mail Drop-Reorg
  South Hackensack, NJ 07606          New York, NY 10271               Ridgefield Park, NJ 07660
    Attn:  Reorganization           Attn:  Reorganization           Attn:  Reorganization Department
          Department                      Department

--------------------------------------------------------------------------------

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. TO VALIDLY TENDER AND/OR CONSENT, YOU MUST COMPLETE AND SIGN THIS LETTER OF TRANSMITTAL AND CONSENT IN ALL THE APPROPRIATE SPACES PROVIDED HEREIN.

YOU MUST CHECK ONE BOX:  / / I AM TENDERING AND CONSENTING

                         / / I AM CONSENTING ONLY

                         / / I AM TENDERING ONLY

    If you are tendering some Shares you hold and only consenting with respect to other Shares you hold, you must submit two separate Letters of Transmittal and Consent, one with respect to the tendered Shares and one with respect to the Shares for which you are only consenting.

    Do not send any certificates or documents to Salomon Smith Barney, Georgeson & Company, Inc., New York State Electric & Gas Corporation (the "Company") or the Book-Entry Transfer Facility.

    THIS LETTER OF TRANSMITTAL AND CONSENT IS ONLY FOR THE 4 1/2% SERIES. BE SURE THAT THIS IS THE SERIES OF PREFERRED YOU ARE TENDERING HEREWITH OR WITH RESPECT TO WHICH YOU ARE GRANTING A CONSENT HEREBY.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

    The instructions accompanying this Letter of Transmittal and Consent should be read carefully before this Letter of Transmittal and Consent is completed. If you have any questions, have not received the Offer to Purchase and Consent Statement, dated March 1, 1999 (which together with this Letter of Transmittal and Consent constitute the "Offer") or other documents pertaining to the Offer or need assistance in completing this Letter of Transmittal and Consent, please contact Georgeson & Company, Inc., the Information Agent, at (800) 223-2064. Banks and brokers call collect (212) 440-9800. Capitalized terms used but not defined herein have the meaning assigned to such terms in the Offer to Purchase and Consent Statement.

    WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT GRANT THEIR CONSENT TO THE PROPOSAL, THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, THE PROPOSAL BEING APPROVED BY THE REQUISITE VOTES OF THE OUTSTANDING SERIAL PREFERRED STOCK. IT IS NOT NECESSARY TO TENDER SHARES IN ORDER TO CONSENT TO THE PROPOSAL. INCLUDED IN THIS LETTER OF TRANSMITTAL AND CONSENT IS A FORM FOR GRANTING SUCH CONSENT.

    If, but only if, a Preferred Shareholder consents to the Proposal with respect to Shares but such Shares are not tendered pursuant to the Offer and the Proposal is approved, the Company will make a special cash payment to such Preferred Shareholder in an amount equal to $1.00 for each such Share (the "Special Cash Payment"). Consents MUST be returned by the Expiration Date. Those Preferred Shareholders who validly tender their Shares will be entitled only to the purchase price per Share listed on the first page hereof and will not be entitled to the Special Cash Payment.

    Preferred Shareholders who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement. See Instruction 2.

    Note: Signatures must be provided herein. Please read the accompanying instructions carefully.

    Note: If you are voting on the Proposal but not tendering Shares, do not send any share certificates with this Letter of Transmittal and Consent. This Letter of Transmittal and Consent must be used to grant consent to the Proposal even if no Shares are being tendered.

    Note: The following actions will have the same effect as withholding consent to the Proposal: (a) failing to execute, date and return a Letter of Transmittal and Consent or (b) executing, dating and returning a Letter of Transmittal and Consent marked "WITHHOLD CONSENT" or "ABSTAIN" as to the Proposal. If a returned Letter of Transmittal and Consent is executed and dated but not marked with respect to the Proposal, the undersigned will be deemed to have consented to the Proposal.

ATTENTION DEPOSITORY TRUST COMPANY ("DTC") PARTICIPANTS:

    This Letter of Transmittal and Consent may relate to only one delivery by book-entry transfer and thus only one VOI Number may be supplied in the space provided. Separate Letters of Transmittal and Consent must be used for each delivery by book-entry transfer.

    This Letter of Transmittal and Consent must be completed even if delivery of tendered Shares is to be made by book-entry transfer to the Depositary's account at DTC (the "Book-Entry Transfer Facility").

PLEASE COMPLETE:

             DESCRIPTION OF SHARES TENDERED AND/OR WITH RESPECT TO
                           WHICH CONSENTS ARE GRANTED
                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

                                                                                      NUMBER OF SHARES
                                                TOTAL NUMBER OF                     TENDERED AND/OR WITH
            CERTIFICATE                      SHARES REPRESENTED BY                    RESPECT TO WHICH
             NUMBER(S)*                         CERTIFICATE(S)*                    CONSENTS ARE GRANTED**
------------------------------------  ------------------------------------  ------------------------------------

                                                                                           TOTAL:

*   Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that (i) all Shares represented by any certificate delivered to the Depositary are being tendered and (ii) consents are being granted with respect to all Shares represented by any certificate specified above. See Instruction 4.

    If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at (800) 777-3674. You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and payment of an indemnity bond premium fee may be required.

/ /  CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

IF YOU ARE NOT TENDERING, DO NOT SEND CERTIFICATES OR EFFECT A BOOK-ENTRY TRANSFER.

ELIGIBLE INSTITUTIONS OR BROKERS MUST CHECK ONE BOX AND COMPLETE THE FOLLOWING, IF APPLICABLE:

NOTE: THIS LETTER OF TRANSMITTAL AND CONSENT MAY RELATE TO ONLY ONE DELIVERY BY BOOK ENTRY
TRANSFER, AND THUS ONLY ONE VOI NUMBER MAY BE SUPPLIED BELOW. SEPARATE LETTERS OF TRANSMITTAL AND
CONSENT MUST BE USED FOR EACH DELIVERY BY BOOK ENTRY TRANSFER.

/ /        TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER.

             Name of tendering institution
             Account No. at DTC
             VOI No. (only one)
/ /        TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND
             CONSENT PREVIOUSLY SENT TO THE DEPOSITARY.

             Name(s) of tendering shareholder(s)
             Date of execution of Notice of Guaranteed Delivery and Consent
             Name of institution that guaranteed delivery

             IF DELIVERY IS BY BOOK-ENTRY TRANSFER:

             Name of tendering institution
             Account No. at DTC
            VOI No. (only one)

                                  CONSENT FORM

    The undersigned, the holder of record as of March 5, 1999 (the "Record Date") of the Shares listed above in the box designated "Description of Shares tendered and/or with respect to which consents are granted" hereby acknowledges receipt of the Offer to Purchase and Consent Statement, dated March 1, 1999, and consents without a meeting, pursuant to the Company's Restated Certificate of Incorporation, as amended, with respect to all of such Shares, to the adoption of the following Proposal.

    THE BOARD OF DIRECTORS URGES YOU TO CONSENT TO THE PROPOSAL.

    THE PROPOSAL: Consent to the issuance by the Company of up to $1.2 billion of unsecured indebtedness in excess of the Present Limitation as set forth in the Offer to Purchase and Consent Statement, dated March 1, 1999.

/ /  CONSENT                  / /  WITHHOLD CONSENT                 / /  ABSTAIN

INDICATE YOUR VOTE BY AN (X).

    IF YOU EXECUTE AND DATE BUT DO NOT MARK THIS LETTER OF TRANSMITTAL AND CONSENT WITH RESPECT TO THE PROPOSAL, YOU WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Company, and/or consents with respect to, the Shares in the amount set forth in the box above designated "Description of Shares tendered and/or with respect to which consents are granted" pursuant to the Company's offer to purchase any and all of the outstanding Shares of the series of serial preferred stock of the Company and/or the related consent solicitation, as applicable, as to which this Letter of Transmittal and Consent relates, upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Statement, dated March 1, 1999, receipt of which is hereby acknowledged, and in this Letter of Transmittal and Consent.

    If tendering Shares herewith, subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered herewith and hereby constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from the Company and transmitting payment to tendering shareholders. The Depositary also will act as agent for shareholders who do not tender Shares but consent to the Proposal for the purpose of receiving Special Cash Payments from the Company and transmitting such payments to such shareholders.

    If tendering Shares herewith, the undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herewith and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered herewith and/or to grant the consent given hereby.

    If granting consents hereby, the undersigned hereby represents and warrants that the undersigned has full power and authority to consent to the Proposal with respect to all Shares referred to above in the box designated "Description of Shares tendered and/or with respect to which consents are granted."

    All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the

Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Consent Statement, the Company may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby, if any. In any such event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.

    Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased or the Special Cash Payment, as applicable, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account of the undersigned at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased or the Special Cash Payment, as applicable, and/or any certificate for Shares not tendered or not purchased (and accompanying documents, as appropriate), to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased or the Special Cash Payment, as applicable, and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for purchase any of the Shares so tendered.

COMPLETE THE FOLLOWING TWO BOXES ONLY IF APPLICABLE:

-------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be issued in the name of someone other than the undersigned.

  Issue / / Check and/or

        / / Certificate(s) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)
  ____________________________________________________________________________
                              (SOCIAL SECURITY OR
                        EMPLOYER IDENTIFICATION NUMBER)

-------------------------------------------
-------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be mailed to someone other than the undersigned at an address other than that shown below the undersigned's signature(s).

  Mail / / Check and/or
       / / Certificate(s) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

   ___________________________________________________________________________
                               (INCLUDE ZIP CODE)
-----------------------------------------------------

                                  SIGNATURE(S)

X ______________________________________________________________________________

X ______________________________________________________________________________

Dated: __________________________________________________________________, 1999.

Name(s): _______________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Must be signed by holder(s) exactly as name(s) appear(s) (as of the Record Date, if consenting) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.: ___________________________________________

PLEASE COMPLETE IF APPLICABLE:

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

Name of Firm: __________________________________________________________________

Address of Firm: _______________________________________________________________

Area Code and Telephone No.: ___________________________________________________

Dated: ___________________________________________________________________, 1999

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW
                          OR A FORM W-8, AS APPLICABLE

                             LOST CERTIFICATES BOX

    / /  CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN
       AND WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN. (SEE INSTRUCTION
       11).

Number of Shares represented by lost, destroyed or stolen certificates: ________

COMPLETE ONLY IF APPLICABLE:

                       SOLICITED TENDERS AND/OR CONSENTS

    As described in the Offer to Purchase and Consent Statement, dated March 1, 1999, the Company will pay, in the amounts and on the terms and conditions set forth in the Offer to Purchase and Consent Statement, solicitation fees to designated Soliciting Dealers (as defined in the Offer to Purchase and Consent Statement).

    The abovesigned represents that the Soliciting Dealer which solicited and obtained this tender and/or consent is:

Name of Firm: __________________________________________________________________
                                 (PLEASE PRINT)

Name of Individual Broker: _____________________________________________________

Telephone Number of Broker: ____________________________________________________

Address: _______________________________________________________________________

                                        ________________________________________
                               (INCLUDE ZIP CODE)

    If Shares specified in this Letter of Transmittal and Consent are held by the abovesigned as custodian, specify below each beneficial owner of such Shares whose tender and/or consent you have solicited. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, attach a separate signed schedule using the same format.

           Name of                  Number of Shares if            Number of Shares if
      Beneficial Owner                Less Than 2,500                 2,500 or More
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------

    THE ACCEPTANCE OF COMPENSATION BY SUCH SOLICITING DEALER WILL CONSTITUTE A REPRESENTATION BY IT THAT (A) IT HAS COMPLIED WITH THE APPLICABLE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER, IN CONNECTION WITH SUCH SOLICITATION; (B) IT IS ENTITLED TO SUCH COMPENSATION FOR SUCH SOLICITATION UNDER THE TERMS AND CONDITIONS OF THE OFFER TO PURCHASE AND CONSENT STATEMENT; (C) IN SOLICITING A TENDER AND/OR CONSENT, IT HAS USED NO SOLICITATION MATERIALS OTHER THAN THOSE FURNISHED BY THE COMPANY; AND (D) IF IT IS A FOREIGN BROKER OR DEALER NOT ELIGIBLE FOR MEMBERSHIP IN THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (THE "NASD"), IT HAS AGREED TO CONFORM TO THE NASD'S RULES OF FAIR PRACTICE IN MAKING SOLICITATIONS.

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm:___________________________________________________________________________
                                 (Please Print)
Attention:______________________________________________________________________
Address:________________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)
Phone Number:___________________________________________________________________
Taxpayer Identification or Social Security No. _________________________________

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. In general, all signatures on this Letter of Transmittal and Consent must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). However, signatures on this Letter of Transmittal and Consent need not be guaranteed if (a) this Letter of Transmittal and Consent is signed by the registered owner of the Shares tendered herewith and such owner has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal and Consent, (b) such Shares are tendered for the account of an Eligible Institution, or (c) this Letter of Transmittal and Consent is being used solely for the purpose of granting a consent with respect to Shares which are not being tendered pursuant to the Offer. See Instruction 5.

    2.  DELIVERY OF LETTER OF TRANSMITTAL AND CONSENT AND DELIVERY OF
SHARES. This Letter of Transmittal and Consent is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement and/or (c) consents are being granted hereby with respect to the Proposal. To validly tender, certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Consent, and any other documents required by this Letter of Transmittal and Consent, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Consent on or prior to the Expiration Date; provided, however, that Preferred Shareholders who wish to tender their Shares but who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement. A separate Notice of Guaranteed Delivery and Consent form has been provided in order to comply with the guaranteed delivery procedure. A Preferred Shareholder whose Shares are held by a broker, dealer, commercial bank, trust company or nominee must contact such broker, dealer, commercial bank, trust company or nominee if he or she desires to tender, or to consent to the Proposal without tendering, Shares.

    THE METHOD OF DELIVERY OF SHARES (IF TENDERING), OF THIS LETTER OF TRANSMITTAL AND CONSENT AND OF ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE PREFERRED SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. BECAUSE IT IS THE TIME OF RECEIPT, NOT THE TIME OF MAILING, WHICH DETERMINES WHETHER A TENDER HAS BEEN MADE PRIOR TO THE EXPIRATION DATE, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Prices" in the Offer to Purchase and Consent Statement. By executing this Letter of Transmittal and Consent, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. CONSENTING. WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT GRANT THEIR CONSENT TO THE PROPOSAL, THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, THE APPROVAL OF THE PROPOSAL. IT IS NOT NECESSARY TO TENDER SHARES IN ORDER TO CONSENT TO THE PROPOSAL. By executing a Notice of Guaranteed Delivery and Consent, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Consent and to have granted consent to the Proposal in accordance with the consent contained therein. IF THIS LETTER OF TRANSMITTAL AND CONSENT (OR A NOTICE OF GUARANTEED DELIVERY AND CONSENT) IS EXECUTED AND DATED BUT NOT MARKED WITH RESPECT TO THE PROPOSAL, THE SHAREHOLDER WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL. The Offer is being sent to all persons in whose names Shares are registered on the books of the Company as of the close of business on February 19, 1999, as well as to all persons in whose name Shares are registered on the books of the Company as of the Record Date.

    4. PARTIAL TENDER AND/OR CONSENT (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered or consents are being granted with respect to fewer than all the Shares represented by any certificate specified herein, fill in the number of Shares that are to be tendered and/or with respect to which consents are being granted in the box above under the heading "Description of Shares tendered and/or with respect to which consents are granted." In the case of Shares tendered, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Consent, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered and consents will be deemed to have been granted in respect of such Shares, unless otherwise indicated.

    5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND CONSENT AND/OR NOTICE OF GUARANTEED DELIVERY AND CONSENT; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Consent or the Notice of Guaranteed Delivery and Consent (together, the "Tender and Consent Documents") is signed by the registered holder(s) of the Shares referred to herein, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered or with respect to which consents are granted under either Tender and Consent Document are held of record by two or more persons, all such persons must sign such Tender and Consent Document.

    If any of the Shares tendered or with respect to which consents are granted under either Tender and Consent Document are registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Consent Documents as there are different registrations or certificates.

    If either Tender and Consent Document is signed by the registered holder(s) of the Shares referred to herein, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If Shares are tendered herewith and this Letter of Transmittal and Consent is signed by a person other than the registered holder(s) of the Shares tendered herewith, such Shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates or position listing for such Shares. Signature(s) on any such certificate or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If either Tender and Consent Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such persons to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Company will pay all stock transfer taxes, if any, payable on account of the acquisition of Shares by the Company pursuant to the

Offer. If, however, payment of the purchase price or the Special Cash Payment, as applicable, is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered owner, or if tendered Shares are registered in the name of any person other than the person signing this Letter of Transmittal and Consent, the amount of any stock transfer or other taxes (whether imposed on the registered owner, such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer--Acceptance of Shares for Payment and Payment of Purchase Price" in the Offer to Purchase and Consent Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to, or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Consent or if such check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Consent or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Consent must be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholders at the Book-Entry Transfer Facility.

    8. SUBSTITUTE FORM W-9 AND FORM W-8. A tendering Preferred Shareholder and a Preferred Shareholder granting consent to the Proposal (but not tendering) are required to provide the Depositary with (i) in the case of a United States Preferred Shareholder, a correct Taxpayer Identification Number ("Taxpayer Identification Number" or "TIN") and a certification that the Internal Revenue Service has not notified such shareholder that he or she is subject to backup withholding on the Substitute Form W-9 contained herein, or (ii) in the case of a foreign Preferred Shareholder, a properly completed Form W-8, as hereinafter discussed under "Important Tax Information." Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the holder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on the gross amount payable. The box in Part 2 of Substitute Form W-9 may be checked if the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in
Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of the gross amount otherwise payable thereafter until a TIN is provided to the Depositary.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or additional copies of the Offer and consent materials should be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed on the back cover of the Offer to Purchase and Consent Statement. Preferred Shareholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

    10. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including the time of receipt) and acceptance for payment of any tender of Shares and the form and validity (including time of receipt) of consents and the eligibility for the Special Cash Payment will be determined by the Company in its sole discretion, and its determination will be final and binding. The Company reserves the absolute right to reject any and all tenders and/or consents that it determines are not in proper form or the acceptance of or payment for which may, in the opinion of the Company, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in any tender of Shares or consent. None of the Company, the Dealer Manager, the Depositary, the Information Agent nor any other person will be under any duty to give notice of any defect or irregularity in tenders or consents, nor shall any of them incur any liability for failure to give any such notice.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at
(800) 777-3674. You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and payment of an indemnity bond premium fee may be required. The tender of Shares pursuant to this Letter of Transmittal and Consent will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Consent has been delivered to the Depositary. See Instruction 2.

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Special Cash Payment as a result of granting consent to the Proposal is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Internal Revenue Service Form W-8 (a "Form W-8"). If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

    Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Form W-8, signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

    To avoid backup withholding on a Special Cash Payment(s) or payments made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code or the Special Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

-----------------------------------------------------------------------------------------
SUBSTITUTE                     Part 1--PLEASE PROVIDE YOUR TIN IN      Social Security
FORM W-9                       THE BOX AT RIGHT AND CERTIFY BY        Number OR Employer
DEPARTMENT OF THE TREASURY     SIGNING AND DATING BELOW.                Identification
INTERNAL REVENUE SERVICE                                                    Number

                               ----------------------------------------------------------
                               Name (Please Print)
                                                                           Part 2--
                               Address                                 Awaiting TIN / /
                               City  State
                               Zip Code
                               ----------------------------------------------------------
                               Part 3--CERTIFICATION--UNDER PENALTIES OF PERJURY, I
                               CERTIFY THAT: (1) the number shown on this form is my
                               correct taxpayer identification number (or a TIN has not
                               been issued to me but I have mailed or delivered an
                               application to receive a TIN or intend to do so in the
                               near future), (2) I am not subject to backup withholding
PAYER'S REQUEST FOR            either because I have not been notified by the Internal
TAXPAYER IDENTIFICATION
NUMBER AND                     Revenue Service that I am subject to backup withholding as
CERTIFICATION                  a result of a failure to report all interest or dividends
                               or the Internal Revenue Service has notified me that I am
                               no longer subject to backup withholding and (3) all other
                               information provided on this form is true, correct and
                               complete.
                               SIGNATURE  DATE , 1999
                               You must cross out item (2) above if you have been
                               notified by the Internal Revenue Service that you are
                               currently subject to backup withholding because of
                               underreporting interest or dividends on your tax return.

                               ----------------------------------------------------------
                               NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT
                               IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU
                               PURSUANT TO THE OFFER OR CONSENT SOLICITATION. PLEASE
                               REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAX-
                               PAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
                               ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CER-
                               TIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE
                               FORM W-9.

-----------------------------------------------------------------------------------------

                        CERTIFICATE OF AWAITING TAXPAYER
                             IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me will be withheld until I provide a number.
SIGNATURE __________________________________________    DATE ____________ , 1999

                                                                    4.40% SERIES

                       LETTER OF TRANSMITTAL AND CONSENT
                             TO ACCOMPANY SHARES OF
                       4.40% CUMULATIVE PREFERRED STOCK,
                    PAR VALUE $100 PER SHARE (THE "SHARES")
                            CUSIP NUMBER 649840-40-2
                                       OF
                   NEW YORK STATE ELECTRIC & GAS CORPORATION
              TENDERED PURSUANT TO ITS OFFER TO PURCHASE FOR CASH
                    AT A PURCHASE PRICE OF $87.50 PER SHARE
                                     AND/OR
                 TO GRANT CONSENTS WITH RESPECT TO SUCH SHARES
                       PURSUANT TO ITS CONSENT STATEMENT

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
      NEW YORK CITY TIME, ON MARCH 26, 1999, UNLESS THE OFFER IS EXTENDED
                            (THE "EXPIRATION DATE").

           TO:  CHASEMELLON SHAREHOLDER SERVICES, L.L.C., DEPOSITARY

           BY MAIL:                        BY HAND:                      BY OVERNIGHT COURIER:

     Post Office Box 3301          120 Broadway, 13th Floor       85 Challenger Road--Mail Drop-Reorg
  South Hackensack, NJ 07606          New York, NY 10271               Ridgefield Park, NJ 07660
    Attn:  Reorganization           Attn:  Reorganization           Attn:  Reorganization Department
          Department                      Department

--------------------------------------------------------------------------------

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. TO VALIDLY TENDER AND/OR CONSENT, YOU MUST COMPLETE AND SIGN THIS LETTER OF TRANSMITTAL AND CONSENT IN ALL THE APPROPRIATE SPACES PROVIDED HEREIN.

YOU MUST CHECK ONE BOX:  / / I AM TENDERING AND CONSENTING

                         / / I AM CONSENTING ONLY

                         / / I AM TENDERING ONLY

    If you are tendering some Shares you hold and only consenting with respect to other Shares you hold, you must submit two separate Letters of Transmittal and Consent, one with respect to the tendered Shares and one with respect to the Shares for which you are only consenting.

    Do not send any certificates or documents to Salomon Smith Barney, Georgeson & Company, Inc., New York State Electric & Gas Corporation (the "Company") or the Book-Entry Transfer Facility.

    THIS LETTER OF TRANSMITTAL AND CONSENT IS ONLY FOR THE 4.40% SERIES. BE SURE THAT THIS IS THE SERIES OF PREFERRED YOU ARE TENDERING HEREWITH OR WITH RESPECT TO WHICH YOU ARE GRANTING A CONSENT HEREBY.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

    The instructions accompanying this Letter of Transmittal and Consent should be read carefully before this Letter of Transmittal and Consent is completed. If you have any questions, have not received the Offer to Purchase and Consent Statement, dated March 1, 1999 (which together with this Letter of Transmittal and Consent constitute the "Offer") or other documents pertaining to the Offer or need assistance in completing this Letter of Transmittal and Consent, please contact Georgeson & Company, Inc., the Information Agent, at (800) 223-2064. Banks and brokers call collect (212) 440-9800. Capitalized terms used but not defined herein have the meaning assigned to such terms in the Offer to Purchase and Consent Statement.

    WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT GRANT THEIR CONSENT TO THE PROPOSAL, THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, THE PROPOSAL BEING APPROVED BY THE REQUISITE VOTES OF THE OUTSTANDING SERIAL PREFERRED STOCK. IT IS NOT NECESSARY TO TENDER SHARES IN ORDER TO CONSENT TO THE PROPOSAL. INCLUDED IN THIS LETTER OF TRANSMITTAL AND CONSENT IS A FORM FOR GRANTING SUCH CONSENT.

    If, but only if, a Preferred Shareholder consents to the Proposal with respect to Shares but such Shares are not tendered pursuant to the Offer and the Proposal is approved, the Company will make a special cash payment to such Preferred Shareholder in an amount equal to $1.00 for each such Share (the "Special Cash Payment"). Consents MUST be returned by the Expiration Date. Those Preferred Shareholders who validly tender their Shares will be entitled only to the purchase price per Share listed on the first page hereof and will not be entitled to the Special Cash Payment.

    Preferred Shareholders who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement. See Instruction 2.

    Note: Signatures must be provided herein. Please read the accompanying instructions carefully.

    Note: If you are voting on the Proposal but not tendering Shares, do not send any share certificates with this Letter of Transmittal and Consent. This Letter of Transmittal and Consent must be used to grant consent to the Proposal even if no Shares are being tendered.

    Note: The following actions will have the same effect as withholding consent to the Proposal: (a) failing to execute, date and return a Letter of Transmittal and Consent or (b) executing, dating and returning a Letter of Transmittal and Consent marked "WITHHOLD CONSENT" or "ABSTAIN" as to the Proposal. If a returned Letter of Transmittal and Consent is executed and dated but not marked with respect to the Proposal, the undersigned will be deemed to have consented to the Proposal.

ATTENTION DEPOSITORY TRUST COMPANY ("DTC") PARTICIPANTS:

    This Letter of Transmittal and Consent may relate to only one delivery by book-entry transfer and thus only one VOI Number may be supplied in the space provided. Separate Letters of Transmittal and Consent must be used for each delivery by book-entry transfer.

    This Letter of Transmittal and Consent must be completed even if delivery of tendered Shares is to be made by book-entry transfer to the Depositary's account at DTC (the "Book-Entry Transfer Facility").

PLEASE COMPLETE:

             DESCRIPTION OF SHARES TENDERED AND/OR WITH RESPECT TO
                           WHICH CONSENTS ARE GRANTED
                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

                                                                                      NUMBER OF SHARES
                                                TOTAL NUMBER OF                     TENDERED AND/OR WITH
            CERTIFICATE                      SHARES REPRESENTED BY                    RESPECT TO WHICH
             NUMBER(S)*                         CERTIFICATE(S)*                    CONSENTS ARE GRANTED**
------------------------------------  ------------------------------------  ------------------------------------

                                                                                           TOTAL:

*   Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that (i) all Shares represented by any certificate delivered to the Depositary are being tendered and (ii) consents are being granted with respect to all Shares represented by any certificate specified above. See Instruction 4.

    If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at (800) 777-3674. You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and payment of an indemnity bond premium fee may be required.

/ /  CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

IF YOU ARE NOT TENDERING, DO NOT SEND CERTIFICATES OR EFFECT A BOOK-ENTRY TRANSFER.

ELIGIBLE INSTITUTIONS OR BROKERS MUST CHECK ONE BOX AND COMPLETE THE FOLLOWING, IF APPLICABLE:

NOTE: THIS LETTER OF TRANSMITTAL AND CONSENT MAY RELATE TO ONLY ONE DELIVERY BY BOOK ENTRY
TRANSFER, AND THUS ONLY ONE VOI NUMBER MAY BE SUPPLIED BELOW. SEPARATE LETTERS OF TRANSMITTAL AND
CONSENT MUST BE USED FOR EACH DELIVERY BY BOOK ENTRY TRANSFER.

/ /        TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER.

             Name of tendering institution
             Account No. at DTC
             VOI No. (only one)
/ /        TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND
             CONSENT PREVIOUSLY SENT TO THE DEPOSITARY.

             Name(s) of tendering shareholder(s)
             Date of execution of Notice of Guaranteed Delivery and Consent
             Name of institution that guaranteed delivery

             IF DELIVERY IS BY BOOK-ENTRY TRANSFER:

             Name of tendering institution
             Account No. at DTC
            VOI No. (only one)

                                  CONSENT FORM

    The undersigned, the holder of record as of March 5, 1999 (the "Record Date") of the Shares listed above in the box designated "Description of Shares tendered and/or with respect to which consents are granted" hereby acknowledges receipt of the Offer to Purchase and Consent Statement, dated March 1, 1999, and consents without a meeting, pursuant to the Company's Restated Certificate of Incorporation, as amended, with respect to all of such Shares, to the adoption of the following Proposal.

    THE BOARD OF DIRECTORS URGES YOU TO CONSENT TO THE PROPOSAL.

    THE PROPOSAL: Consent to the issuance by the Company of up to $1.2 billion of unsecured indebtedness in excess of the Present Limitation as set forth in the Offer to Purchase and Consent Statement, dated March 1, 1999.

/ /  CONSENT                  / /  WITHHOLD CONSENT                 / /  ABSTAIN

INDICATE YOUR VOTE BY AN (X).

    IF YOU EXECUTE AND DATE BUT DO NOT MARK THIS LETTER OF TRANSMITTAL AND CONSENT WITH RESPECT TO THE PROPOSAL, YOU WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Company, and/or consents with respect to, the Shares in the amount set forth in the box above designated "Description of Shares tendered and/or with respect to which consents are granted" pursuant to the Company's offer to purchase any and all of the outstanding Shares of the series of serial preferred stock of the Company and/or the related consent solicitation, as applicable, as to which this Letter of Transmittal and Consent relates, upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Statement, dated March 1, 1999, receipt of which is hereby acknowledged, and in this Letter of Transmittal and Consent.

    If tendering Shares herewith, subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered herewith and hereby constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from the Company and transmitting payment to tendering shareholders. The Depositary also will act as agent for shareholders who do not tender Shares but consent to the Proposal for the purpose of receiving Special Cash Payments from the Company and transmitting such payments to such shareholders.

    If tendering Shares herewith, the undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herewith and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered herewith and/or to grant the consent given hereby.

    If granting consents hereby, the undersigned hereby represents and warrants that the undersigned has full power and authority to consent to the Proposal with respect to all Shares referred to above in the box designated "Description of Shares tendered and/or with respect to which consents are granted."

    All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the

Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Consent Statement, the Company may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby, if any. In any such event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.

    Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased or the Special Cash Payment, as applicable, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account of the undersigned at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased or the Special Cash Payment, as applicable, and/or any certificate for Shares not tendered or not purchased (and accompanying documents, as appropriate), to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased or the Special Cash Payment, as applicable, and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for purchase any of the Shares so tendered.

COMPLETE THE FOLLOWING TWO BOXES ONLY IF APPLICABLE:

-------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be issued in the name of someone other than the undersigned.

  Issue / / Check and/or

        / / Certificate(s) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)
  ____________________________________________________________________________
                          (SOCIAL SECURITY OR EMPLOYER
                             IDENTIFICATION NUMBER)

-------------------------------------------
-------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be mailed to someone other than the undersigned at an address other than that shown below the undersigned's signature(s).

  Mail / / Check and/or
       / / Certificate(s) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

   ___________________________________________________________________________
                               (INCLUDE ZIP CODE)
-----------------------------------------------------

                                  SIGNATURE(S)

X ______________________________________________________________________________

X ______________________________________________________________________________

Dated: __________________________________________________________________, 1999.

Name(s): _______________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Must be signed by holder(s) exactly as name(s) appear(s) (as of the Record Date, if consenting) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.: ___________________________________________

PLEASE COMPLETE IF APPLICABLE:

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

Name of Firm: __________________________________________________________________

Address of Firm: _______________________________________________________________

Area Code and Telephone No.: ___________________________________________________

Dated: ___________________________________________________________________, 1999

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW
                          OR A FORM W-8, AS APPLICABLE

                             LOST CERTIFICATES BOX

    / /  CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN
       AND WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN. (SEE INSTRUCTION
       11).

Number of Shares represented by lost, destroyed or stolen certificates: ________

COMPLETE ONLY IF APPLICABLE:

                       SOLICITED TENDERS AND/OR CONSENTS

    As described in the Offer to Purchase and Consent Statement, dated March 1, 1999, the Company will pay, in the amounts and on the terms and conditions set forth in the Offer to Purchase and Consent Statement, solicitation fees to designated Soliciting Dealers (as defined in the Offer to Purchase and Consent Statement).

    The abovesigned represents that the Soliciting Dealer which solicited and obtained this tender and/or consent is:

Name of Firm: __________________________________________________________________
                                 (PLEASE PRINT)

Name of Individual Broker: _____________________________________________________

Telephone Number of Broker: ____________________________________________________

Address: _______________________________________________________________________

                                        ________________________________________
                               (INCLUDE ZIP CODE)

    If Shares specified in this Letter of Transmittal and Consent are held by the abovesigned as custodian, specify below each beneficial owner of such Shares whose tender and/or consent you have solicited. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, attach a separate signed schedule using the same format.

           Name of                  Number of Shares if            Number of Shares if
      Beneficial Owner                Less Than 2,500                 2,500 or More
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------

    THE ACCEPTANCE OF COMPENSATION BY SUCH SOLICITING DEALER WILL CONSTITUTE A REPRESENTATION BY IT THAT (A) IT HAS COMPLIED WITH THE APPLICABLE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER, IN CONNECTION WITH SUCH SOLICITATION; (B) IT IS ENTITLED TO SUCH COMPENSATION FOR SUCH SOLICITATION UNDER THE TERMS AND CONDITIONS OF THE OFFER TO PURCHASE AND CONSENT STATEMENT; (C) IN SOLICITING A TENDER AND/OR CONSENT, IT HAS USED NO SOLICITATION MATERIALS OTHER THAN THOSE FURNISHED BY THE COMPANY; AND (D) IF IT IS A FOREIGN BROKER OR DEALER NOT ELIGIBLE FOR MEMBERSHIP IN THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (THE "NASD"), IT HAS AGREED TO CONFORM TO THE NASD'S RULES OF FAIR PRACTICE IN MAKING SOLICITATIONS.

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm:___________________________________________________________________________
                                 (Please Print)
Attention:______________________________________________________________________
Address:________________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)
Phone Number:___________________________________________________________________
Taxpayer Identification or Social Security No. _________________________________

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. In general, all signatures on this Letter of Transmittal and Consent must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). However, signatures on this Letter of Transmittal and Consent need not be guaranteed if (a) this Letter of Transmittal and Consent is signed by the registered owner of the Shares tendered herewith and such owner has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal and Consent, (b) such Shares are tendered for the account of an Eligible Institution, or (c) this Letter of Transmittal and Consent is being used solely for the purpose of granting a consent with respect to Shares which are not being tendered pursuant to the Offer. See Instruction 5.

    2.  DELIVERY OF LETTER OF TRANSMITTAL AND CONSENT AND DELIVERY OF
SHARES. This Letter of Transmittal and Consent is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement and/or (c) consents are being granted hereby with respect to the Proposal. To validly tender, certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Consent, and any other documents required by this Letter of Transmittal and Consent, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Consent on or prior to the Expiration Date; provided, however, that Preferred Shareholders who wish to tender their Shares but who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement. A separate Notice of Guaranteed Delivery and Consent form has been provided in order to comply with the guaranteed delivery procedure. A Preferred Shareholder whose Shares are held by a broker, dealer, commercial bank, trust company or nominee must contact such broker, dealer, commercial bank, trust company or nominee if he or she desires to tender, or to consent to the Proposal without tendering, Shares.

    THE METHOD OF DELIVERY OF SHARES (IF TENDERING), OF THIS LETTER OF TRANSMITTAL AND CONSENT AND OF ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE PREFERRED SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. BECAUSE IT IS THE TIME OF RECEIPT, NOT THE TIME OF MAILING, WHICH DETERMINES WHETHER A TENDER HAS BEEN MADE PRIOR TO THE EXPIRATION DATE, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Prices" in the Offer to Purchase and Consent Statement. By executing this Letter of Transmittal and Consent, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. CONSENTING. WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT GRANT THEIR CONSENT TO THE PROPOSAL, THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, THE APPROVAL OF THE PROPOSAL. IT IS NOT NECESSARY TO TENDER SHARES IN ORDER TO CONSENT TO THE PROPOSAL. By executing a Notice of Guaranteed Delivery and Consent, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Consent and to have granted consent to the Proposal in accordance with the consent contained therein. IF THIS LETTER OF TRANSMITTAL AND CONSENT (OR A NOTICE OF GUARANTEED DELIVERY AND CONSENT) IS EXECUTED AND DATED BUT NOT MARKED WITH RESPECT TO THE PROPOSAL, THE SHAREHOLDER WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL. The Offer is being sent to all persons in whose names Shares are registered on the books of the Company as of the close of business on February 19, 1999, as well as to all persons in whose name Shares are registered on the books of the Company as of the Record Date.

    4. PARTIAL TENDER AND/OR CONSENT (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered or consents are being granted with respect to fewer than all the Shares represented by any certificate specified herein, fill in the number of Shares that are to be tendered and/or with respect to which consents are being granted in the box above under the heading "Description of Shares tendered and/or with respect to which consents are granted." In the case of Shares tendered, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Consent, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered and consents will be deemed to have been granted in respect of such Shares, unless otherwise indicated.

    5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND CONSENT AND/OR NOTICE OF GUARANTEED DELIVERY AND CONSENT; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Consent or the Notice of Guaranteed Delivery and Consent (together, the "Tender and Consent Documents") is signed by the registered holder(s) of the Shares referred to herein, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered or with respect to which consents are granted under either Tender and Consent Document are held of record by two or more persons, all such persons must sign such Tender and Consent Document.

    If any of the Shares tendered or with respect to which consents are granted under either Tender and Consent Document are registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Consent Documents as there are different registrations or certificates.

    If either Tender and Consent Document is signed by the registered holder(s) of the Shares referred to herein, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If Shares are tendered herewith and this Letter of Transmittal and Consent is signed by a person other than the registered holder(s) of the Shares tendered herewith, such Shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates or position listing for such Shares. Signature(s) on any such certificate or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If either Tender and Consent Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such persons to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Company will pay all stock transfer taxes, if any, payable on account of the acquisition of Shares by the Company pursuant to the

Offer. If, however, payment of the purchase price or the Special Cash Payment, as applicable, is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered owner, or if tendered Shares are registered in the name of any person other than the person signing this Letter of Transmittal and Consent, the amount of any stock transfer or other taxes (whether imposed on the registered owner, such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer--Acceptance of Shares for Payment and Payment of Purchase Price" in the Offer to Purchase and Consent Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to, or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Consent or if such check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Consent or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Consent must be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholders at the Book-Entry Transfer Facility.

    8. SUBSTITUTE FORM W-9 AND FORM W-8. A tendering Preferred Shareholder and a Preferred Shareholder granting consent to the Proposal (but not tendering) are required to provide the Depositary with (i) in the case of a United States Preferred Shareholder, a correct Taxpayer Identification Number ("Taxpayer Identification Number" or "TIN") and a certification that the Internal Revenue Service has not notified such shareholder that he or she is subject to backup withholding on the Substitute Form W-9 contained herein, or (ii) in the case of a foreign Preferred Shareholder, a properly completed Form W-8, as hereinafter discussed under "Important Tax Information." Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the holder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on the gross amount payable. The box in Part 2 of Substitute Form W-9 may be checked if the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in
Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of the gross amount otherwise payable thereafter until a TIN is provided to the Depositary.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or additional copies of the Offer and consent materials should be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed on the back cover of the Offer to Purchase and Consent Statement. Preferred Shareholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

    10. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including the time of receipt) and acceptance for payment of any tender of Shares and the form and validity (including time of receipt) of consents and the eligibility for the Special Cash Payment will be determined by the Company in its sole discretion, and its determination will be final and binding. The Company reserves the absolute right to reject any and all tenders and/or consents that it determines are not in proper form or the acceptance of or payment for which may, in the opinion of the Company, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in any tender of Shares or consent. None of the Company, the Dealer Manager, the Depositary, the Information Agent nor any other person will be under any duty to give notice of any defect or irregularity in tenders or consents, nor shall any of them incur any liability for failure to give any such notice.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at
(800) 777-3674. You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and payment of an indemnity bond premium fee may be required. The tender of Shares pursuant to this Letter of Transmittal and Consent will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Consent has been delivered to the Depositary. See Instruction 2.

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Special Cash Payment as a result of granting consent to the Proposal is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Internal Revenue Service Form W-8 (a "Form W-8"). If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

    Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Form W-8, signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

    To avoid backup withholding on a Special Cash Payment(s) or payments made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code or the Special Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

-----------------------------------------------------------------------------------------
SUBSTITUTE                     Part 1--PLEASE PROVIDE YOUR TIN IN      Social Security
FORM W-9                       THE BOX AT RIGHT AND CERTIFY BY        Number OR Employer
DEPARTMENT OF THE TREASURY     SIGNING AND DATING BELOW.                Identification
INTERNAL REVENUE SERVICE                                                    Number

                               ----------------------------------------------------------
                               Name (Please Print)
                                                                           Part 2--
                               Address                                 Awaiting TIN / /
                               City  State
                               Zip Code
                               ----------------------------------------------------------
                               Part 3--CERTIFICATION--UNDER PENALTIES OF PERJURY, I
                               CERTIFY THAT: (1) the number shown on this form is my
                               correct taxpayer identification number (or a TIN has not
                               been issued to me but I have mailed or delivered an
                               application to receive a TIN or intend to do so in the
                               near future), (2) I am not subject to backup withholding
PAYER'S REQUEST FOR            either because I have not been notified by the Internal
TAXPAYER IDENTIFICATION
NUMBER AND                     Revenue Service that I am subject to backup withholding as
CERTIFICATION                  a result of a failure to report all interest or dividends
                               or the Internal Revenue Service has notified me that I am
                               no longer subject to backup withholding and (3) all other
                               information provided on this form is true, correct and
                               complete.
                               SIGNATURE  DATE , 1999
                               You must cross out item (2) above if you have been
                               notified by the Internal Revenue Service that you are
                               currently subject to backup withholding because of
                               underreporting interest or dividends on your tax return.

                               ----------------------------------------------------------
                               NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT
                               IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU
                               PURSUANT TO THE OFFER OR CONSENT SOLICITATION. PLEASE
                               REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAX-
                               PAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
                               ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CER-
                               TIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE
                               FORM W-9.

-----------------------------------------------------------------------------------------

                        CERTIFICATE OF AWAITING TAXPAYER
                             IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me will be withheld until I provide a number.
SIGNATURE __________________________________________    DATE ____________ , 1999

                                                             4.15% (1954) SERIES

                       LETTER OF TRANSMITTAL AND CONSENT
                             TO ACCOMPANY SHARES OF
                4.15% CUMULATIVE PREFERRED STOCK (SERIES 1954),
                    PAR VALUE $100 PER SHARE (THE "SHARES")
                            CUSIP NUMBER 649840-50-1
                                       OF
                   NEW YORK STATE ELECTRIC & GAS CORPORATION
              TENDERED PURSUANT TO ITS OFFER TO PURCHASE FOR CASH
                    AT A PURCHASE PRICE OF $82.50 PER SHARE
                                     AND/OR
                 TO GRANT CONSENTS WITH RESPECT TO SUCH SHARES
                       PURSUANT TO ITS CONSENT STATEMENT

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
      NEW YORK CITY TIME, ON MARCH 26, 1999, UNLESS THE OFFER IS EXTENDED
                            (THE "EXPIRATION DATE").

           TO:  CHASEMELLON SHAREHOLDER SERVICES, L.L.C., DEPOSITARY

           BY MAIL:                        BY HAND:                      BY OVERNIGHT COURIER:

     Post Office Box 3301          120 Broadway, 13th Floor       85 Challenger Road--Mail Drop-Reorg
  South Hackensack, NJ 07606          New York, NY 10271               Ridgefield Park, NJ 07660
    Attn:  Reorganization           Attn:  Reorganization           Attn:  Reorganization Department
          Department                      Department

--------------------------------------------------------------------------------

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. TO VALIDLY TENDER AND/OR CONSENT, YOU MUST COMPLETE AND SIGN THIS LETTER OF TRANSMITTAL AND CONSENT IN ALL THE APPROPRIATE SPACES PROVIDED HEREIN.

YOU MUST CHECK ONE BOX:  / / I AM TENDERING AND CONSENTING

                         / / I AM CONSENTING ONLY

                         / / I AM TENDERING ONLY

    If you are tendering some Shares you hold and only consenting with respect to other Shares you hold, you must submit two separate Letters of Transmittal and Consent, one with respect to the tendered Shares and one with respect to the Shares for which you are only consenting.

    Do not send any certificates or documents to Salomon Smith Barney, Georgeson & Company, Inc., New York State Electric & Gas Corporation (the "Company") or the Book-Entry Transfer Facility.

    THIS LETTER OF TRANSMITTAL AND CONSENT IS ONLY FOR THE 4.15% (1954) SERIES. BE SURE THAT THIS IS THE SERIES OF PREFERRED YOU ARE TENDERING HEREWITH OR WITH RESPECT TO WHICH YOU ARE GRANTING A CONSENT HEREBY.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

    The instructions accompanying this Letter of Transmittal and Consent should be read carefully before this Letter of Transmittal and Consent is completed. If you have any questions, have not received the Offer to Purchase and Consent Statement, dated March 1, 1999 (which together with this Letter of Transmittal and Consent constitute the "Offer") or other documents pertaining to the Offer or need assistance in completing this Letter of Transmittal and Consent, please contact Georgeson & Company, Inc., the Information Agent, at (800) 223-2064. Banks and brokers call collect (212) 440-9800. Capitalized terms used but not defined herein have the meaning assigned to such terms in the Offer to Purchase and Consent Statement.

    WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT GRANT THEIR CONSENT TO THE PROPOSAL, THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, THE PROPOSAL BEING APPROVED BY THE REQUISITE VOTES OF THE OUTSTANDING SERIAL PREFERRED STOCK. IT IS NOT NECESSARY TO TENDER SHARES IN ORDER TO CONSENT TO THE PROPOSAL. INCLUDED IN THIS LETTER OF TRANSMITTAL AND CONSENT IS A FORM FOR GRANTING SUCH CONSENT.

    If, but only if, a Preferred Shareholder consents to the Proposal with respect to Shares but such Shares are not tendered pursuant to the Offer and the Proposal is approved, the Company will make a special cash payment to such Preferred Shareholder in an amount equal to $1.00 for each such Share (the "Special Cash Payment"). Consents MUST be returned by the Expiration Date. Those Preferred Shareholders who validly tender their Shares will be entitled only to the purchase price per Share listed on the first page hereof and will not be entitled to the Special Cash Payment.

    Preferred Shareholders who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement. See Instruction 2.

    Note: Signatures must be provided herein. Please read the accompanying instructions carefully.

    Note: If you are voting on the Proposal but not tendering Shares, do not send any share certificates with this Letter of Transmittal and Consent. This Letter of Transmittal and Consent must be used to grant consent to the Proposal even if no Shares are being tendered.

    Note: The following actions will have the same effect as withholding consent to the Proposal: (a) failing to execute, date and return a Letter of Transmittal and Consent or (b) executing, dating and returning a Letter of Transmittal and Consent marked "WITHHOLD CONSENT" or "ABSTAIN" as to the Proposal. If a returned Letter of Transmittal and Consent is executed and dated but not marked with respect to the Proposal, the undersigned will be deemed to have consented to the Proposal.

ATTENTION DEPOSITORY TRUST COMPANY ("DTC") PARTICIPANTS:

    This Letter of Transmittal and Consent may relate to only one delivery by book-entry transfer and thus only one VOI Number may be supplied in the space provided. Separate Letters of Transmittal and Consent must be used for each delivery by book-entry transfer.

    This Letter of Transmittal and Consent must be completed even if delivery of tendered Shares is to be made by book-entry transfer to the Depositary's account at DTC (the "Book-Entry Transfer Facility").

PLEASE COMPLETE:

             DESCRIPTION OF SHARES TENDERED AND/OR WITH RESPECT TO
                           WHICH CONSENTS ARE GRANTED
                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

                                                                                      NUMBER OF SHARES
                                                TOTAL NUMBER OF                     TENDERED AND/OR WITH
            CERTIFICATE                      SHARES REPRESENTED BY                    RESPECT TO WHICH
             NUMBER(S)*                         CERTIFICATE(S)*                    CONSENTS ARE GRANTED**
------------------------------------  ------------------------------------  ------------------------------------

                                                                                           TOTAL:

*   Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that (i) all Shares represented by any certificate delivered to the Depositary are being tendered and (ii) consents are being granted with respect to all Shares represented by any certificate specified above. See Instruction 4.

    If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at (800) 777-3674. You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and payment of an indemnity bond premium fee may be required.

/ /  CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

IF YOU ARE NOT TENDERING, DO NOT SEND CERTIFICATES OR EFFECT A BOOK-ENTRY TRANSFER.

ELIGIBLE INSTITUTIONS OR BROKERS MUST CHECK ONE BOX AND COMPLETE THE FOLLOWING, IF APPLICABLE:

NOTE: THIS LETTER OF TRANSMITTAL AND CONSENT MAY RELATE TO ONLY ONE DELIVERY BY BOOK ENTRY
TRANSFER, AND THUS ONLY ONE VOI NUMBER MAY BE SUPPLIED BELOW. SEPARATE LETTERS OF TRANSMITTAL AND
CONSENT MUST BE USED FOR EACH DELIVERY BY BOOK ENTRY TRANSFER.

/ /        TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER.

             Name of tendering institution
             Account No. at DTC
             VOI No. (only one)
/ /        TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND
             CONSENT PREVIOUSLY SENT TO THE DEPOSITARY.

             Name(s) of tendering shareholder(s)
             Date of execution of Notice of Guaranteed Delivery and Consent
             Name of institution that guaranteed delivery

             IF DELIVERY IS BY BOOK-ENTRY TRANSFER:

             Name of tendering institution
             Account No. at DTC
            VOI No. (only one)

                                  CONSENT FORM

    The undersigned, the holder of record as of March 5, 1999 (the "Record Date") of the Shares listed above in the box designated "Description of Shares tendered and/or with respect to which consents are granted" hereby acknowledges receipt of the Offer to Purchase and Consent Statement, dated March 1, 1999, and consents without a meeting, pursuant to the Company's Restated Certificate of Incorporation, as amended, with respect to all of such Shares, to the adoption of the following Proposal.

    THE BOARD OF DIRECTORS URGES YOU TO CONSENT TO THE PROPOSAL.

    THE PROPOSAL: Consent to the issuance by the Company of up to $1.2 billion of unsecured indebtedness in excess of the Present Limitation as set forth in the Offer to Purchase and Consent Statement, dated March 1, 1999.

/ /  CONSENT                  / /  WITHHOLD CONSENT                 / /  ABSTAIN

INDICATE YOUR VOTE BY AN (X).

    IF YOU EXECUTE AND DATE BUT DO NOT MARK THIS LETTER OF TRANSMITTAL AND CONSENT WITH RESPECT TO THE PROPOSAL, YOU WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Company, and/or consents with respect to, the Shares in the amount set forth in the box above designated "Description of Shares tendered and/or with respect to which consents are granted" pursuant to the Company's offer to purchase any and all of the outstanding Shares of the series of serial preferred stock of the Company and/or the related consent solicitation, as applicable, as to which this Letter of Transmittal and Consent relates, upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Statement, dated March 1, 1999, receipt of which is hereby acknowledged, and in this Letter of Transmittal and Consent.

    If tendering Shares herewith, subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered herewith and hereby constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from the Company and transmitting payment to tendering shareholders. The Depositary also will act as agent for shareholders who do not tender Shares but consent to the Proposal for the purpose of receiving Special Cash Payments from the Company and transmitting such payments to such shareholders.

    If tendering Shares herewith, the undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herewith and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered herewith and/or to grant the consent given hereby.

    If granting consents hereby, the undersigned hereby represents and warrants that the undersigned has full power and authority to consent to the Proposal with respect to all Shares referred to above in the box designated "Description of Shares tendered and/or with respect to which consents are granted."

    All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the

Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Consent Statement, the Company may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby, if any. In any such event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.

    Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased or the Special Cash Payment, as applicable, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account of the undersigned at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased or the Special Cash Payment, as applicable, and/or any certificate for Shares not tendered or not purchased (and accompanying documents, as appropriate), to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased or the Special Cash Payment, as applicable, and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for purchase any of the Shares so tendered.

COMPLETE THE FOLLOWING TWO BOXES ONLY IF APPLICABLE:

-------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be issued in the name of someone other than the undersigned.

  Issue / / Check and/or

        / / Certificate(s) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)
  ____________________________________________________________________________
                              (SOCIAL SECURITY OR
                        EMPLOYER IDENTIFICATION NUMBER)

-------------------------------------------
-------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be mailed to someone other than the undersigned at an address other than that shown below the undersigned's signature(s).

  Mail / / Check and/or
       / / Certificate(s) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

   ___________________________________________________________________________
                               (INCLUDE ZIP CODE)
-----------------------------------------------------

                                  SIGNATURE(S)

X ______________________________________________________________________________

X ______________________________________________________________________________

Dated: __________________________________________________________________, 1999.

Name(s): _______________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Must be signed by holder(s) exactly as name(s) appear(s) (as of the Record Date, if consenting) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.: ___________________________________________

PLEASE COMPLETE IF APPLICABLE:

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

Name of Firm: __________________________________________________________________

Address of Firm: _______________________________________________________________

Area Code and Telephone No.: ___________________________________________________

Dated: ___________________________________________________________________, 1999

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW
                          OR A FORM W-8, AS APPLICABLE

                             LOST CERTIFICATES BOX

    / /  CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN
       AND WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN. (SEE INSTRUCTION
       11).

Number of Shares represented by lost, destroyed or stolen certificates: ________

COMPLETE ONLY IF APPLICABLE:

                       SOLICITED TENDERS AND/OR CONSENTS

    As described in the Offer to Purchase and Consent Statement, dated March 1, 1999, the Company will pay, in the amounts and on the terms and conditions set forth in the Offer to Purchase and Consent Statement, solicitation fees to designated Soliciting Dealers (as defined in the Offer to Purchase and Consent Statement).

    The abovesigned represents that the Soliciting Dealer which solicited and obtained this tender and/or consent is:

Name of Firm: __________________________________________________________________
                                 (PLEASE PRINT)

Name of Individual Broker: _____________________________________________________

Telephone Number of Broker: ____________________________________________________

Address: _______________________________________________________________________

                                        ________________________________________
                               (INCLUDE ZIP CODE)

    If Shares specified in this Letter of Transmittal and Consent are held by the abovesigned as custodian, specify below each beneficial owner of such Shares whose tender and/or consent, you have solicited. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, attach a separate signed schedule using the same format.

           Name of                  Number of Shares if            Number of Shares if
      Beneficial Owner                Less Than 2,500                 2,500 or More
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------

    THE ACCEPTANCE OF COMPENSATION BY SUCH SOLICITING DEALER WILL CONSTITUTE A REPRESENTATION BY IT THAT (A) IT HAS COMPLIED WITH THE APPLICABLE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER, IN CONNECTION WITH SUCH SOLICITATION; (B) IT IS ENTITLED TO SUCH COMPENSATION FOR SUCH SOLICITATION UNDER THE TERMS AND CONDITIONS OF THE OFFER TO PURCHASE AND CONSENT STATEMENT; (C) IN SOLICITING A TENDER AND/OR CONSENT, IT HAS USED NO SOLICITATION MATERIALS OTHER THAN THOSE FURNISHED BY THE COMPANY; AND (D) IF IT IS A FOREIGN BROKER OR DEALER NOT ELIGIBLE FOR MEMBERSHIP IN THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (THE "NASD"), IT HAS AGREED TO CONFORM TO THE NASD'S RULES OF FAIR PRACTICE IN MAKING SOLICITATIONS.

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm:___________________________________________________________________________
                                 (Please Print)
Attention:______________________________________________________________________
Address:________________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)
Phone Number:___________________________________________________________________
Taxpayer Identification or Social Security No. _________________________________

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. In general, all signatures on this Letter of Transmittal and Consent must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). However, signatures on this Letter of Transmittal and Consent need not be guaranteed if (a) this Letter of Transmittal and Consent is signed by the registered owner of the Shares tendered herewith and such owner has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal and Consent, (b) such Shares are tendered for the account of an Eligible Institution, or (c) this Letter of Transmittal and Consent is being used solely for the purpose of granting a consent with respect to Shares which are not being tendered pursuant to the Offer. See Instruction 5.

    2.  DELIVERY OF LETTER OF TRANSMITTAL AND CONSENT AND DELIVERY OF
SHARES. This Letter of Transmittal and Consent is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement and/or (c) consents are being granted hereby with respect to the Proposal. To validly tender, certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Consent, and any other documents required by this Letter of Transmittal and Consent, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Consent on or prior to the Expiration Date; provided, however, that Preferred Shareholders who wish to tender their Shares but who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement. A separate Notice of Guaranteed Delivery and Consent form has been provided in order to comply with the guaranteed delivery procedure. A Preferred Shareholder whose Shares are held by a broker, dealer, commercial bank, trust company or nominee must contact such broker, dealer, commercial bank, trust company or nominee if he or she desires to tender, or to consent to the Proposal without tendering, Shares.

    THE METHOD OF DELIVERY OF SHARES (IF TENDERING), OF THIS LETTER OF TRANSMITTAL AND CONSENT AND OF ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE PREFERRED SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. BECAUSE IT IS THE TIME OF RECEIPT, NOT THE TIME OF MAILING, WHICH DETERMINES WHETHER A TENDER HAS BEEN MADE PRIOR TO THE EXPIRATION DATE, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Prices" in the Offer to Purchase and Consent Statement. By executing this Letter of Transmittal and Consent, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. CONSENTING. WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT GRANT THEIR CONSENT TO THE PROPOSAL, THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, THE APPROVAL OF THE PROPOSAL. IT IS NOT NECESSARY TO TENDER SHARES IN ORDER TO CONSENT TO THE PROPOSAL. By executing a Notice of Guaranteed Delivery and Consent, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Consent and to have granted consent to the Proposal in accordance with the consent contained therein. IF THIS LETTER OF TRANSMITTAL AND CONSENT (OR A NOTICE OF GUARANTEED DELIVERY AND CONSENT) IS EXECUTED AND DATED BUT NOT MARKED WITH RESPECT TO THE PROPOSAL, THE SHAREHOLDER WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL. The Offer is being sent to all persons in whose names Shares are registered on the books of the Company as of the close of business on February 19, 1999, as well as to all persons in whose name Shares are registered on the books of the Company as of the Record Date.

    4. PARTIAL TENDER AND/OR CONSENT (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered or consents are being granted with respect to fewer than all the Shares represented by any certificate specified herein, fill in the number of Shares that are to be tendered and/or with respect to which consents are being granted in the box above under the heading "Description of Shares tendered and/or with respect to which consents are granted." In the case of Shares tendered, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Consent, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered and consents will be deemed to have been granted in respect of such Shares, unless otherwise indicated.

    5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND CONSENT AND/OR NOTICE OF GUARANTEED DELIVERY AND CONSENT; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Consent or the Notice of Guaranteed Delivery and Consent (together, the "Tender and Consent Documents") is signed by the registered holder(s) of the Shares referred to herein, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered or with respect to which consents are granted under either Tender and Consent Document are held of record by two or more persons, all such persons must sign such Tender and Consent Document.

    If any of the Shares tendered or with respect to which consents are granted under either Tender and Consent Document are registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Consent Documents as there are different registrations or certificates.

    If either Tender and Consent Document is signed by the registered holder(s) of the Shares referred to herein, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If Shares are tendered herewith and this Letter of Transmittal and Consent is signed by a person other than the registered holder(s) of the Shares tendered herewith, such Shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates or position listing for such Shares. Signature(s) on any such certificate or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If either Tender and Consent Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such persons to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Company will pay all stock transfer taxes, if any, payable on account of the acquisition of Shares by the Company pursuant to the

Offer. If, however, payment of the purchase price or the Special Cash Payment, as applicable, is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered owner, or if tendered Shares are registered in the name of any person other than the person signing this Letter of Transmittal and Consent, the amount of any stock transfer or other taxes (whether imposed on the registered owner, such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer--Acceptance of Shares for Payment and Payment of Purchase Price" in the Offer to Purchase and Consent Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to, or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Consent or if such check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Consent or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Consent must be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholders at the Book-Entry Transfer Facility.

    8. SUBSTITUTE FORM W-9 AND FORM W-8. A tendering Preferred Shareholder and a Preferred Shareholder granting consent to the Proposal (but not tendering) are required to provide the Depositary with (i) in the case of a United States Preferred Shareholder, a correct Taxpayer Identification Number ("Taxpayer Identification Number" or "TIN") and a certification that the Internal Revenue Service has not notified such shareholder that he or she is subject to backup withholding on the Substitute Form W-9 contained herein, or (ii) in the case of a foreign Preferred Shareholder, a properly completed Form W-8, as hereinafter discussed under "Important Tax Information." Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the holder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on the gross amount payable. The box in Part 2 of Substitute Form W-9 may be checked if the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in
Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of the gross amount otherwise payable thereafter until a TIN is provided to the Depositary.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or additional copies of the Offer and consent materials should be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed on the back cover of the Offer to Purchase and Consent Statement. Preferred Shareholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

    10. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including the time of receipt) and acceptance for payment of any tender of Shares and the form and validity (including time of receipt) of consents and the eligibility for the Special Cash Payment will be determined by the Company in its sole discretion, and its determination will be final and binding. The Company reserves the absolute right to reject any and all tenders and/or consents that it determines are not in proper form or the acceptance of or payment for which may, in the opinion of the Company, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in any tender of Shares or consent. None of the Company, the Dealer Manager, the Depositary, the Information Agent nor any other person will be under any duty to give notice of any defect or irregularity in tenders or consents, nor shall any of them incur any liability for failure to give any such notice.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at
(800) 777-3674. You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and payment of an indemnity bond premium fee may be required. The tender of Shares pursuant to this Letter of Transmittal and Consent will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Consent has been delivered to the Depositary. See Instruction 2.

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Special Cash Payment as a result of granting consent to the Proposal is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Internal Revenue Service Form W-8 (a "Form W-8"). If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

    Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Form W-8, signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

    To avoid backup withholding on a Special Cash Payment(s) or payments made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code or the Special Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

-----------------------------------------------------------------------------------------
SUBSTITUTE                     Part 1--PLEASE PROVIDE YOUR TIN IN      Social Security
FORM W-9                       THE BOX AT RIGHT AND CERTIFY BY        Number OR Employer
DEPARTMENT OF THE TREASURY     SIGNING AND DATING BELOW.                Identification
INTERNAL REVENUE SERVICE                                                    Number

                               ----------------------------------------------------------
                               Name (Please Print)
                                                                           Part 2--
                               Address                                 Awaiting TIN / /
                               City  State
                               Zip Code
                               ----------------------------------------------------------
                               Part 3--CERTIFICATION--UNDER PENALTIES OF PERJURY, I
                               CERTIFY THAT: (1) the number shown on this form is my
                               correct taxpayer identification number (or a TIN has not
                               been issued to me but I have mailed or delivered an
                               application to receive a TIN or intend to do so in the
                               near future), (2) I am not subject to backup withholding
PAYER'S REQUEST FOR            either because I have not been notified by the Internal
TAXPAYER IDENTIFICATION
NUMBER AND                     Revenue Service that I am subject to backup withholding as
CERTIFICATION                  a result of a failure to report all interest or dividends
                               or the Internal Revenue Service has notified me that I am
                               no longer subject to backup withholding and (3) all other
                               information provided on this form is true, correct and
                               complete.
                               SIGNATURE  DATE , 1999
                               You must cross out item (2) above if you have been
                               notified by the Internal Revenue Service that you are
                               currently subject to backup withholding because of
                               underreporting interest or dividends on your tax return.

                               ----------------------------------------------------------
                               NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT
                               IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU
                               PURSUANT TO THE OFFER OR CONSENT SOLICITATION. PLEASE
                               REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAX-
                               PAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
                               ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CER-
                               TIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE
                               FORM W-9.

-----------------------------------------------------------------------------------------

                        CERTIFICATE OF AWAITING TAXPAYER
                             IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me will be withheld until I provide a number.
SIGNATURE __________________________________________    DATE ____________ , 1999

                                                                    4.15% SERIES

                       LETTER OF TRANSMITTAL AND CONSENT
                             TO ACCOMPANY SHARES OF
                       4.15% CUMULATIVE PREFERRED STOCK,
                    PAR VALUE $100 PER SHARE (THE "SHARES")
                            CUSIP NUMBER 649840-2*-5
                                       OF
                   NEW YORK STATE ELECTRIC & GAS CORPORATION
              TENDERED PURSUANT TO ITS OFFER TO PURCHASE FOR CASH
                    AT A PURCHASE PRICE OF $82.50 PER SHARE
                                     AND/OR
                 TO GRANT CONSENTS WITH RESPECT TO SUCH SHARES
                       PURSUANT TO ITS CONSENT STATEMENT

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
      NEW YORK CITY TIME, ON MARCH 26, 1999, UNLESS THE OFFER IS EXTENDED
                            (THE "EXPIRATION DATE").

           TO:  CHASEMELLON SHAREHOLDER SERVICES, L.L.C., DEPOSITARY

           BY MAIL:                        BY HAND:                      BY OVERNIGHT COURIER:

     Post Office Box 3301          120 Broadway, 13th Floor       85 Challenger Road--Mail Drop-Reorg
  South Hackensack, NJ 07606          New York, NY 10271               Ridgefield Park, NJ 07660
    Attn:  Reorganization           Attn:  Reorganization           Attn:  Reorganization Department
          Department                      Department

--------------------------------------------------------------------------------

                NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. TO VALIDLY TENDER AND/OR CONSENT, YOU MUST COMPLETE AND SIGN THIS LETTER OF TRANSMITTAL AND CONSENT IN ALL THE APPROPRIATE SPACES PROVIDED HEREIN.

YOU MUST CHECK ONE BOX:  / / I AM TENDERING AND CONSENTING

                         / / I AM CONSENTING ONLY

                         / / I AM TENDERING ONLY

    If you are tendering some Shares you hold and only consenting with respect to other Shares you hold, you must submit two separate Letters of Transmittal and Consent, one with respect to the tendered Shares and one with respect to the Shares for which you are only consenting.

    Do not send any certificates or documents to Salomon Smith Barney, Georgeson & Company, Inc., New York State Electric & Gas Corporation (the "Company") or the Book-Entry Transfer Facility.

    THIS LETTER OF TRANSMITTAL AND CONSENT IS ONLY FOR THE 4.15% SERIES. BE SURE THAT THIS IS THE SERIES OF PREFERRED YOU ARE TENDERING HEREWITH OR WITH RESPECT TO WHICH YOU ARE GRANTING A CONSENT HEREBY.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

    The instructions accompanying this Letter of Transmittal and Consent should be read carefully before this Letter of Transmittal and Consent is completed. If you have any questions, have not received the Offer to Purchase and Consent Statement, dated March 1, 1999 (which together with this Letter of Transmittal and Consent constitute the "Offer") or other documents pertaining to the Offer or need assistance in completing this Letter of Transmittal and Consent, please contact Georgeson & Company, Inc., the Information Agent, at (800) 223-2064. Banks and brokers call collect (212) 440-9800. Capitalized terms used but not defined herein have the meaning assigned to such terms in the Offer to Purchase and Consent Statement.

    WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT GRANT THEIR CONSENT TO THE PROPOSAL, THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, THE PROPOSAL BEING APPROVED BY THE REQUISITE VOTES OF THE OUTSTANDING SERIAL PREFERRED STOCK. IT IS NOT NECESSARY TO TENDER SHARES IN ORDER TO CONSENT TO THE PROPOSAL. INCLUDED IN THIS LETTER OF TRANSMITTAL AND CONSENT IS A FORM FOR GRANTING SUCH CONSENT.

    If, but only if, a Preferred Shareholder consents to the Proposal with respect to Shares but such Shares are not tendered pursuant to the Offer and the Proposal is approved, the Company will make a special cash payment to such Preferred Shareholder in an amount equal to $1.00 for each such Share (the "Special Cash Payment"). Consents MUST be returned by the Expiration Date. Those Preferred Shareholders who validly tender their Shares will be entitled only to the purchase price per Share listed on the first page hereof and will not be entitled to the Special Cash Payment.

    Preferred Shareholders who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement. See Instruction 2.

    Note: Signatures must be provided herein. Please read the accompanying instructions carefully.

    Note: If you are voting on the Proposal but not tendering Shares, do not send any share certificates with this Letter of Transmittal and Consent. This Letter of Transmittal and Consent must be used to grant consent to the Proposal even if no Shares are being tendered.

    Note: The following actions will have the same effect as withholding consent to the Proposal: (a) failing to execute, date and return a Letter of Transmittal and Consent or (b) executing, dating and returning a Letter of Transmittal and Consent marked "WITHHOLD CONSENT" or "ABSTAIN" as to the Proposal. If a returned Letter of Transmittal and Consent is executed and dated but not marked with respect to the Proposal, the undersigned will be deemed to have consented to the Proposal.

ATTENTION DEPOSITORY TRUST COMPANY ("DTC") PARTICIPANTS:

    This Letter of Transmittal and Consent may relate to only one delivery by book-entry transfer and thus only one VOI Number may be supplied in the space provided. Separate Letters of Transmittal and Consent must be used for each delivery by book-entry transfer.

    This Letter of Transmittal and Consent must be completed even if delivery of tendered Shares is to be made by book-entry transfer to the Depositary's account at DTC (the "Book-Entry Transfer Facility").

PLEASE COMPLETE:

             DESCRIPTION OF SHARES TENDERED AND/OR WITH RESPECT TO
                           WHICH CONSENTS ARE GRANTED
                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

                                                                                      NUMBER OF SHARES
                                                TOTAL NUMBER OF                     TENDERED AND/OR WITH
            CERTIFICATE                      SHARES REPRESENTED BY                    RESPECT TO WHICH
             NUMBER(S)*                         CERTIFICATE(S)*                    CONSENTS ARE GRANTED**
------------------------------------  ------------------------------------  ------------------------------------

                                                                                           TOTAL:

*   Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that (i) all Shares represented by any certificate delivered to the Depositary are being tendered and (ii) consents are being granted with respect to all Shares represented by any certificate specified above. See Instruction 4.

    If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at (800) 777-3674. You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and payment of an indemnity bond premium fee may be required.

/ /  CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

IF YOU ARE NOT TENDERING, DO NOT SEND CERTIFICATES OR EFFECT A BOOK-ENTRY TRANSFER.

ELIGIBLE INSTITUTIONS OR BROKERS MUST CHECK ONE BOX AND COMPLETE THE FOLLOWING, IF APPLICABLE:

NOTE: THIS LETTER OF TRANSMITTAL AND CONSENT MAY RELATE TO ONLY ONE DELIVERY BY BOOK ENTRY
TRANSFER, AND THUS ONLY ONE VOI NUMBER MAY BE SUPPLIED BELOW. SEPARATE LETTERS OF TRANSMITTAL AND
CONSENT MUST BE USED FOR EACH DELIVERY BY BOOK ENTRY TRANSFER.

/ /        TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER.

             Name of tendering institution
             Account No. at DTC
             VOI No. (only one)
/ /        TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND
             CONSENT PREVIOUSLY SENT TO THE DEPOSITARY.

             Name(s) of tendering shareholder(s)
             Date of execution of Notice of Guaranteed Delivery and Consent
             Name of institution that guaranteed delivery

             IF DELIVERY IS BY BOOK-ENTRY TRANSFER:

             Name of tendering institution
             Account No. at DTC
            VOI No. (only one)

                                  CONSENT FORM

    The undersigned, the holder of record as of March 5, 1999 (the "Record Date") of the Shares listed above in the box designated "Description of Shares tendered and/or with respect to which consents are granted" hereby acknowledges receipt of the Offer to Purchase and Consent Statement, dated March 1, 1999, and consents without a meeting, pursuant to the Company's Restated Certificate of Incorporation, as amended, with respect to all of such Shares, to the adoption of the following Proposal.

    THE BOARD OF DIRECTORS URGES YOU TO CONSENT TO THE PROPOSAL.

    THE PROPOSAL: Consent to the issuance by the Company of up to $1.2 billion of unsecured indebtedness in excess of the Present Limitation as set forth in the Offer to Purchase and Consent Statement, dated March 1, 1999.

/ /  CONSENT                  / /  WITHHOLD CONSENT                 / /  ABSTAIN

INDICATE YOUR VOTE BY AN (X).

    IF YOU EXECUTE AND DATE BUT DO NOT MARK THIS LETTER OF TRANSMITTAL AND CONSENT WITH RESPECT TO THE PROPOSAL, YOU WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Company, and/or consents with respect to, the Shares in the amount set forth in the box above designated "Description of Shares tendered and/or with respect to which consents are granted" pursuant to the Company's offer to purchase any and all of the outstanding Shares of the series of serial preferred stock of the Company and/or the related consent solicitation, as applicable, as to which this Letter of Transmittal and Consent relates, upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Statement, dated March 1, 1999, receipt of which is hereby acknowledged, and in this Letter of Transmittal and Consent.

    If tendering Shares herewith, subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered herewith and hereby constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from the Company and transmitting payment to tendering shareholders. The Depositary also will act as agent for shareholders who do not tender Shares but consent to the Proposal for the purpose of receiving Special Cash Payments from the Company and transmitting such payments to such shareholders.

    If tendering Shares herewith, the undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herewith and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered herewith and/or to grant the consent given hereby.

    If granting consents hereby, the undersigned hereby represents and warrants that the undersigned has full power and authority to consent to the Proposal with respect to all Shares referred to above in the box designated "Description of Shares tendered and/or with respect to which consents are granted."

    All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the undersigned, and any obligations of the undersigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the

Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Consent Statement, the Company may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby, if any. In any such event, the undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned.

    Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased or the Special Cash Payment, as applicable, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account of the undersigned at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased or the Special Cash Payment, as applicable, and/or any certificate for Shares not tendered or not purchased (and accompanying documents, as appropriate), to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased or the Special Cash Payment, as applicable, and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for purchase any of the Shares so tendered.

COMPLETE THE FOLLOWING TWO BOXES ONLY IF APPLICABLE:

-------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be issued in the name of someone other than the undersigned.

  Issue / / Check and/or

        / / Certificate(s) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)
  ____________________________________________________________________________
                              (SOCIAL SECURITY OR
                        EMPLOYER IDENTIFICATION NUMBER)

-------------------------------------------
-------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 4, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be mailed to someone other than the undersigned at an address other than that shown below the undersigned's signature(s).

  Mail / / Check and/or
       / / Certificate(s) to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

   ___________________________________________________________________________
                               (INCLUDE ZIP CODE)
-----------------------------------------------------

                                  SIGNATURE(S)

X ______________________________________________________________________________

X ______________________________________________________________________________

Dated: __________________________________________________________________, 1999.

Name(s): _______________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Must be signed by holder(s) exactly as name(s) appear(s) (as of the Record Date, if consenting) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.: ___________________________________________

PLEASE COMPLETE IF APPLICABLE:

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________

Name of Firm: __________________________________________________________________

Address of Firm: _______________________________________________________________

Area Code and Telephone No.: ___________________________________________________

Dated: ___________________________________________________________________, 1999

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW
                          OR A FORM W-8, AS APPLICABLE

                             LOST CERTIFICATES BOX

    / /  CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN
       AND WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN. (SEE INSTRUCTION
       11).

Number of Shares represented by lost, destroyed or stolen certificates: ________

COMPLETE ONLY IF APPLICABLE:

                       SOLICITED TENDERS AND/OR CONSENTS

    As described in the Offer to Purchase and Consent Statement, dated March 1, 1999, the Company will pay, in the amounts and on the terms and conditions set forth in the Offer to Purchase and Consent Statement, solicitation fees to designated Soliciting Dealers (as defined in the Offer to Purchase and Consent Statement).

    The abovesigned represents that the Soliciting Dealer which solicited and obtained this tender and/or consent is:

Name of Firm: __________________________________________________________________
                                 (PLEASE PRINT)

Name of Individual Broker: _____________________________________________________

Telephone Number of Broker: ____________________________________________________

Address: _______________________________________________________________________

                                        ________________________________________
                               (INCLUDE ZIP CODE)

    If Shares specified in this Letter of Transmittal and Consent are held by the abovesigned as custodian, specify below each beneficial owner of such Shares whose tender and/or consent you have solicited. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, attach a separate signed schedule using the same format.

           Name of                  Number of Shares if            Number of Shares if
      Beneficial Owner                Less Than 2,500                 2,500 or More
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------
----------------------------   ----------------------------   ----------------------------

    THE ACCEPTANCE OF COMPENSATION BY SUCH SOLICITING DEALER WILL CONSTITUTE A REPRESENTATION BY IT THAT (A) IT HAS COMPLIED WITH THE APPLICABLE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND THE APPLICABLE RULES AND REGULATIONS THEREUNDER, IN CONNECTION WITH SUCH SOLICITATION; (B) IT IS ENTITLED TO SUCH COMPENSATION FOR SUCH SOLICITATION UNDER THE TERMS AND CONDITIONS OF THE OFFER TO PURCHASE AND CONSENT STATEMENT; (C) IN SOLICITING A TENDER AND/OR CONSENT, IT HAS USED NO SOLICITATION MATERIALS OTHER THAN THOSE FURNISHED BY THE COMPANY; AND (D) IF IT IS A FOREIGN BROKER OR DEALER NOT ELIGIBLE FOR MEMBERSHIP IN THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (THE "NASD"), IT HAS AGREED TO CONFORM TO THE NASD'S RULES OF FAIR PRACTICE IN MAKING SOLICITATIONS.

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm:___________________________________________________________________________
                                 (Please Print)
Attention:______________________________________________________________________
Address:________________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)
Phone Number:___________________________________________________________________
Taxpayer Identification or Social Security No. _________________________________

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. In general, all signatures on this Letter of Transmittal and Consent must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). However, signatures on this Letter of Transmittal and Consent need not be guaranteed if (a) this Letter of Transmittal and Consent is signed by the registered owner of the Shares tendered herewith and such owner has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal and Consent, (b) such Shares are tendered for the account of an Eligible Institution, or (c) this Letter of Transmittal and Consent is being used solely for the purpose of granting a consent with respect to Shares which are not being tendered pursuant to the Offer. See Instruction 5.

    2.  DELIVERY OF LETTER OF TRANSMITTAL AND CONSENT AND DELIVERY OF
SHARES. This Letter of Transmittal and Consent is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement and/or (c) consents are being granted hereby with respect to the Proposal. To validly tender, certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Consent, and any other documents required by this Letter of Transmittal and Consent, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Consent on or prior to the Expiration Date; provided, however, that Preferred Shareholders who wish to tender their Shares but who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer--Procedure for Tendering Shares" in the Offer to Purchase and Consent Statement. A separate Notice of Guaranteed Delivery and Consent form has been provided in order to comply with the guaranteed delivery procedure. A Preferred Shareholder whose Shares are held by a broker, dealer, commercial bank, trust company or nominee must contact such broker, dealer, commercial bank, trust company or nominee if he or she desires to tender, or to consent to the Proposal without tendering, Shares.

    THE METHOD OF DELIVERY OF SHARES (IF TENDERING), OF THIS LETTER OF TRANSMITTAL AND CONSENT AND OF ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE PREFERRED SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. BECAUSE IT IS THE TIME OF RECEIPT, NOT THE TIME OF MAILING, WHICH DETERMINES WHETHER A TENDER HAS BEEN MADE PRIOR TO THE EXPIRATION DATE, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer--Number of Shares; Purchase Prices" in the Offer to Purchase and Consent Statement. By executing this Letter of Transmittal and Consent, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. CONSENTING. WHILE PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER NEED NOT GRANT THEIR CONSENT TO THE PROPOSAL, THE OFFER IS CONDITIONED UPON, AMONG OTHER THINGS, THE APPROVAL OF THE PROPOSAL. IT IS NOT NECESSARY TO TENDER SHARES IN ORDER TO CONSENT TO THE PROPOSAL. By executing a Notice of Guaranteed Delivery and Consent, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Consent and to have granted consent to the Proposal in accordance with the consent contained therein. IF THIS LETTER OF TRANSMITTAL AND CONSENT (OR A NOTICE OF GUARANTEED DELIVERY AND CONSENT) IS EXECUTED AND DATED BUT NOT MARKED WITH RESPECT TO THE PROPOSAL, THE SHAREHOLDER WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL. The Offer is being sent to all persons in whose names Shares are registered on the books of the Company as of the close of business on February 19, 1999, as well as to all persons in whose name Shares are registered on the books of the Company as of the Record Date.

    4. PARTIAL TENDER AND/OR CONSENT (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered or consents are being granted with respect to fewer than all the Shares represented by any certificate specified herein, fill in the number of Shares that are to be tendered and/or with respect to which consents are being granted in the box above under the heading "Description of Shares tendered and/or with respect to which consents are granted." In the case of Shares tendered, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Consent, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered and consents will be deemed to have been granted in respect of such Shares, unless otherwise indicated.

    5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND CONSENT AND/OR NOTICE OF GUARANTEED DELIVERY AND CONSENT; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Consent or the Notice of Guaranteed Delivery and Consent (together, the "Tender and Consent Documents") is signed by the registered holder(s) of the Shares referred to herein, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered or with respect to which consents are granted under either Tender and Consent Document are held of record by two or more persons, all such persons must sign such Tender and Consent Document.

    If any of the Shares tendered or with respect to which consents are granted under either Tender and Consent Document are registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Consent Documents as there are different registrations or certificates.

    If either Tender and Consent Document is signed by the registered holder(s) of the Shares referred to herein, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If Shares are tendered herewith and this Letter of Transmittal and Consent is signed by a person other than the registered holder(s) of the Shares tendered herewith, such Shares must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates or position listing for such Shares. Signature(s) on any such certificate or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If either Tender and Consent Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such persons to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, the Company will pay all stock transfer taxes, if any, payable on account of the acquisition of Shares by the Company pursuant to the

Offer. If, however, payment of the purchase price or the Special Cash Payment, as applicable, is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered owner, or if tendered Shares are registered in the name of any person other than the person signing this Letter of Transmittal and Consent, the amount of any stock transfer or other taxes (whether imposed on the registered owner, such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer--Acceptance of Shares for Payment and Payment of Purchase Price" in the Offer to Purchase and Consent Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to, or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Consent or if such check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Consent or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Consent must be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholders at the Book-Entry Transfer Facility.

    8. SUBSTITUTE FORM W-9 AND FORM W-8. A tendering Preferred Shareholder and a Preferred Shareholder granting consent to the Proposal (but not tendering) are required to provide the Depositary with (i) in the case of a United States Preferred Shareholder, a correct Taxpayer Identification Number ("Taxpayer Identification Number" or "TIN") and a certification that the Internal Revenue Service has not notified such shareholder that he or she is subject to backup withholding on the Substitute Form W-9 contained herein, or (ii) in the case of a foreign Preferred Shareholder, a properly completed Form W-8, as hereinafter discussed under "Important Tax Information." Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the holder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on the gross amount payable. The box in Part 2 of Substitute Form W-9 may be checked if the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in
Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of the gross amount otherwise payable thereafter until a TIN is provided to the Depositary.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance or additional copies of the Offer and consent materials should be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed on the back cover of the Offer to Purchase and Consent Statement. Preferred Shareholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

    10. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including the time of receipt) and acceptance for payment of any tender of Shares and the form and validity (including time of receipt) of consents and the eligibility for the Special Cash Payment will be determined by the Company in its sole discretion, and its determination will be final and binding. The Company reserves the absolute right to reject any and all tenders and/or consents that it determines are not in proper form or the acceptance of or payment for which may, in the opinion of the Company, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in any tender of Shares or consent. None of the Company, the Dealer Manager, the Depositary, the Information Agent nor any other person will be under any duty to give notice of any defect or irregularity in tenders or consents, nor shall any of them incur any liability for failure to give any such notice.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Depositary at
(800) 777-3674. You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by the Depositary) and payment of an indemnity bond premium fee may be required. The tender of Shares pursuant to this Letter of Transmittal and Consent will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Consent has been delivered to the Depositary. See Instruction 2.

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Special Cash Payment as a result of granting consent to the Proposal is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Internal Revenue Service Form W-8 (a "Form W-8"). If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

    Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Form W-8, signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

    To avoid backup withholding on a Special Cash Payment(s) or payments made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code or the Special Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

-----------------------------------------------------------------------------------------
SUBSTITUTE                     Part 1--PLEASE PROVIDE YOUR TIN IN      Social Security
FORM W-9                       THE BOX AT RIGHT AND CERTIFY BY        Number OR Employer
DEPARTMENT OF THE TREASURY     SIGNING AND DATING BELOW.                Identification
INTERNAL REVENUE SERVICE                                                    Number

                               ----------------------------------------------------------
                               Name (Please Print)
                                                                           Part 2--
                               Address                                 Awaiting TIN / /
                               City  State
                               Zip Code
                               ----------------------------------------------------------
                               Part 3--CERTIFICATION--UNDER PENALTIES OF PERJURY, I
                               CERTIFY THAT: (1) the number shown on this form is my
                               correct taxpayer identification number (or a TIN has not
                               been issued to me but I have mailed or delivered an
                               application to receive a TIN or intend to do so in the
                               near future), (2) I am not subject to backup withholding
PAYER'S REQUEST FOR            either because I have not been notified by the Internal
TAXPAYER IDENTIFICATION
NUMBER AND                     Revenue Service that I am subject to backup withholding as
CERTIFICATION                  a result of a failure to report all interest or dividends
                               or the Internal Revenue Service has notified me that I am
                               no longer subject to backup withholding and (3) all other
                               information provided on this form is true, correct and
                               complete.
                               SIGNATURE  DATE , 1999
                               You must cross out item (2) above if you have been
                               notified by the Internal Revenue Service that you are
                               currently subject to backup withholding because of
                               underreporting interest or dividends on your tax return.

                               ----------------------------------------------------------
                               NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT
                               IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU
                               PURSUANT TO THE OFFER OR CONSENT SOLICITATION. PLEASE
                               REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAX-
                               PAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR
                               ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CER-
                               TIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE
                               FORM W-9.

-----------------------------------------------------------------------------------------

                        CERTIFICATE OF AWAITING TAXPAYER
                             IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to do so in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me will be withheld until I provide a number.
SIGNATURE __________________________________________    DATE ____________ , 1999